[Reich & Tang letterhead]

August 2008	Your consent is important!

Notice to Limited Partner of Reich & Tang Concentrated Portfolio L.P.:

As you know, Reich & Tang Asset Management, LLC (“Reich & Tang”), general partner of Reich & Tang Concentrated Portfolio L.P. (the “Partnership”), is proposing that the Partnership be reorganized into a registered investment company and become part of the Natixis Funds mutual fund complex. This reorganization would involve the acquisition of the Partnership’s assets by Delafield Select Fund, a newly formed series of Natixis Funds Trust II. Reich & Tang believes that this reorganization will provide the Partnership with greater marketability without materially changing its investment philosophy, process or portfolio management. The closing of the reorganization will require the approval by written consent of limited partners having in the aggregate a majority in-interest of all limited partners of the Partnership. The enclosed Prospectus/Information Statement provides detailed information about this important proposal.

If you consent to the proposed changes outlined above, please sign the enclosed consent form and return it to Reich & Tang Asset Management, LLC, Attention: Cleo Kotis via mail or facsimile (212-830-5450) at 600 Fifth Avenue, 8th Floor, New York, New York 10020 by August 25, 2008. The reorganization, if approved, will become effective as of September 26, 2008.

Understanding the proposal

Please refer to the “Questions and Answers” section of the enclosed Prospectus/Information Statement for an overview of the proposed changes. We’ve summarized some important facts below, which should make your review of the Prospectus/Information Statement easier.

Q:	What is being proposed?

A:	You are being asked to approve the acquisition of Reich & Tang Concentrated Portfolio L.P. (the “Partnership”), a Delaware limited partnership, by Delafield Select Fund (the “Fund”), a newly created series of Natixis Funds Trust II, an open-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”), on or about September 26, 2008. If the acquisition is approved, the Fund will acquire all of the assets and assume all of the liabilities of the Partnership in exchange for shares of the Fund, and the Partnership will then distribute those Fund shares to its partners in complete liquidation of the Partnership (the “Reorganization”). As a result of the Reorganization, you will receive Class Y shares of the Fund with an aggregate value equal to the value of your interests in the Partnership. Class Y shares of the Fund will not be subject to a sales charge or CDSC.

Q:	Why is the Reorganization being proposed?

A:	Reich & Tang Asset Management, LLC (“Reich & Tang” or the “General Partner”), general partner of the Partnership, recommends approval of the Reorganization because of the advantages that the General Partner believes the Reorganization will offer to the Partnership’s limited partners, including:

•	No change in investment management personnel and similar investment strategies. The Fund will be run by the same portfolio managers, using similar investment strategies, as the Partnership.

•

Expense Limitation. Reich & Tang has agreed to limit the aggregate expense ratio of Class Y shares of the Fund to 1.15% through April 30, 2010. Thereafter, unless the agreement is renewed, the Fund’s total annual fund operating expenses may increase. The current expense ratio of the Partnership is 1.22%.

•	Daily redemption at net asset value (“NAV”). The proposed Reorganization will provide limited partners with the ability to redeem their shares at NAV each business day.

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Protections offered by the 1940 Act. Fund shareholders will benefit from protections provided by the 1940 Act and the rules and regulations thereunder, including, but not limited to, (i) rules requiring an independent Board of Trustees, (ii) requirements that shares be redeemable on a daily basis at NAV; (iii) requirements that the NAV of Fund shares be calculated on a daily basis pursuant to procedures approved by the Board of Trustees; and (iv) rules intended to protect against conflicts of interest.

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Industry leading mutual fund service providers. The Partnership will benefit from the relationships that the funds in the Natixis Funds family have in such areas as fund accounting, administration, custody, transfer agency and legal services.

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Access to other funds. The proposed Reorganization will give limited partners the opportunity to diversify through exchange privileges with the other mutual funds in the Natixis Funds family, which span a wide range of investment objectives and management styles.

•

Enhanced shareholder services. Shareholders who hold their shares directly will enjoy new and enhanced services such as account access through the Natixis Funds’ website and a 24-hour telephone access line.

Q:	Who will bear the costs of this solicitation?

A:	The expenses related to the solicitation of written consents will be borne by Natixis Global Asset Management, L.P. or its affiliates, not by the Partnership.

Q:	What are the tax implications?

A:	The Reorganization is expected to qualify for tax-free treatment for federal income tax purposes. In general, and subject to the more extensive discussion of federal income tax consequences in the Prospectus/Information Statement, no gain or loss is expected to be realized by the limited partners as a result of the Reorganization. Limited partners should consult the discussion under “Information about the Reorganization – Federal Income Tax Consequences” in the Prospectus/Information Statement for more detailed information regarding the U.S. federal income tax consequences of the Reorganization.

Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the Prospectus/Information Statement, please contact Cleo Kotis at (212) 830-5452.

PROSPECTUS/INFORMATION

STATEMENT

August 6, 2008

Acquisition of the Assets and Liabilities of

Reich & Tang Concentrated Portfolio L.P.

600 Fifth Avenue, 8th Floor

New York, New York 10020

(212) 830-5200

By and in Exchange for Shares of

Delafield Select Fund

a series of Natixis Funds Trust II, a Massachusetts business trust

399 Boylston Street

Boston, Massachusetts 02116

800-225-5478

This combined Prospectus/Information Statement (the “Prospectus/Information Statement”) contains information you should know before voting by written consent on the proposed acquisition of Reich & Tang Concentrated Portfolio L.P. (the “Partnership”), a Delaware limited partnership, by Delafield Select Fund (the “Fund”), a series of Natixis Funds Trust II, a Massachusetts business trust (the “Trust”), a registered open-end management investment Company. Please read this Prospectus/Information Statement and keep it for future reference.

The Proposal in this Prospectus/Information Statement relates to the acquisition of the Partnership by the Fund (the “Reorganization”). The Fund is a newly created series of the Trust that has not yet commenced operations and does not yet have any assets or liabilities. The investment objective of the Fund is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. If limited partners of the Partnership approve the Agreement and Plan of Reorganization relating to the Reorganization and the Reorganization occurs, the Partnership will transfer all of its assets and liabilities to the Fund in exchange for Class Y shares of the Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, such Class Y shares received by the Partnership will be distributed to the partners of the Partnership pro rata based on the partners’ closing capital accounts in full liquidation of the Partnership, so that limited partners will receive Class Y shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of the limited partners’ respective interests in the Partnership as of the closing of the Reorganization. Limited partners of the Partnership will become shareholders of the Fund.

The Statement of Additional Information of the Fund dated August 6, 2008 (the “Statement of Additional Information”), relating to the Reorganization described in this Prospectus/Information Statement, is incorporated in this Prospectus/Information Statement by reference.

This Prospectus/Information Statement concisely sets forth information about the Fund that a prospective investor should know before investing and should be retained for future reference. Text-only versions of the Fund’s prospectus and Statement of Additional Information can be viewed online or downloaded from the EDGAR database on the Internet site of the Securities and Exchange Commission

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(the “Commission”) at www.sec.gov. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Commission. You can review and copy information about the Fund by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090.

The Commission has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

Interests of the Partnership and shares of the Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

You will be voting on the Reorganization by written consent.

We are not asking you for a proxy and you are requested not to send us a proxy.

Instead, please complete the enclosed written consent and return it to:

Reich & Tang Asset Management, LLC

Attn: Cleo Kotis

600 Fifth Avenue, 8th Floor

New York, NY 10020

Fax: (212) 830 - 5450

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QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Reorganization and of the information contained in this Prospectus/Information Statement. Please review the full Prospectus/Information Statement prior to submitting your vote.

1.	What is being proposed?

The General Partner is recommending that the limited partners of the Partnership approve the acquisition of the Partnership by the Fund. This means that the Fund would acquire all of the assets and assume all of the liabilities of the Partnership in exchange for shares of the Fund. If the Reorganization is approved and consummated, you will receive Class Y shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of your existing interest in the Partnership as of the closing of the Reorganization. The Reorganization is currently scheduled to take place on or about September 26, 2008, or on such other date as the Partnership and the Trust may agree.

Please note that if limited partners of the Partnership do not approve the Reorganization, the General Partner may take such further action as it may deem to be in the best interests of the Partnership.

2.	Why is the Reorganization being proposed?

The Reorganization would enable limited partners of the Partnership to invest in a registered investment company (mutual fund) managed with a similar investment program by the same investment professionals. The Fund is part of the Natixis Funds family, a mutual fund complex sponsored by an affiliate of Natixis Global Asset Management, L.P. (“Natixis US”). The General Partner recommends approval of the Reorganization because of the advantages that it and representatives of Natixis US believe the Reorganization will offer to limited partners of the Partnership. These advantages include the following:

No Change in Adviser, Investment Management Personnel or Investment Strategies. Reich & Tang Asset Management, LLC, a subsidiary of Natixis US, currently manages the Partnership’s portfolio and will be the Fund’s investment adviser (the “Adviser”). Delafield Asset Management is a division of Reich & Tang which focuses on equity investing. The Delafield Asset Management division of the Adviser will provide the investment management services to the Fund. The Fund will be run by the same portfolio managers, using the same investment strategies, as the Partnership.

Expense Limitation. Reich & Tang and Natixis US have agreed to limit the aggregate annual expense ratio of the Class Y shares of the Fund to 1.15% through April 30, 2010. The current expense ratio of the partnership is 1.22%. If this expense limitation agreement is not renewed, the Fund’s total annual operating expenses may increase.

Access to Other Funds. The proposed Reorganization will permit limited partners of the Partnership, as shareholders of the Fund, to invest in an open-end mutual fund with exchange privileges with certain mutual funds comprising the Natixis Funds family.

Daily redemption at net asset value (“NAV”). The proposed Reorganization will provide limited partners with the ability to redeem their shares at NAV each business day.

Protections offered by the 1940 Act. Fund shareholders will benefit from protections provided by the 1940 Act and the rules and regulations thereunder, including, but not limited to, (i) rules requiring an independent Board of Trustees, (ii) requirements that shares be redeemable on a daily basis at NAV; (iii) requirements that the NAV of Fund shares be calculated on a daily basis pursuant to procedures approved by the Board of Trustees; and (iv) rules intended to protect against conflicts of interest.

Enhanced shareholder and Fund services. Shareholders of the Fund will enjoy enhanced services, such as access to the Fund’s website. In addition, the Fund will benefit from services provided by industry leading mutual fund service providers.

Please review “Information about the Reorganization – Reasons for the Reorganization” in the Proposal section of this Prospectus/Information Statement for more information regarding the factors considered by the General Partner.

3.	How do the investment objectives, strategies and policies of the Partnership and the Fund compare?

The investment objective of the Fund will be substantially similar to that of the Partnership. The Fund’s investment objective will be non-fundamental, which means it can be changed by the Board of Trustees without shareholder approval. However, the Fund will provide 60 days’ prior written notice to shareholders before changing the investment objective. There is no present intention to modify the Fund’s investment objective. The principal investment strategies of the Fund will be similar to those of the Partnership, with certain differences as described in more detail in Appendix A. Please see the table below for more information comparing the investment objectives and strategies of the Partnership and the Fund.

Partnership	Fund
Investment Objective: The Partnership’s primary investment objective is to achieve long-term capital appreciation with below average risk. The Partnership’s investment objective and policies may be changed at the sole discretion of the General Partner at any time without the approval of the limited partners.	Investment Goal: The Fund’s primary investment goal is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. The Fund’s investment goal is non-fundamental, which means it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment goal.

Principal Investment Strategies: The Partnership’s investment philosophy is to select and invest in approximately 10 to 20 of the best investment opportunities identified by the General Partner with a view to capital appreciation. Under normal circumstances, the Partnership invests substantially all of its assets (i.e. more than 90%) in equity securities (common stocks or securities convertible into common stocks or rights or warrants to subscribe	Principal Investment Strategies: Under normal circumstances, the Fund will invest in a focused group of 12 to 25 common stocks issued primarily by small to mid-sized U.S. companies that the Adviser believes represent the best equity investment opportunities identified by the Adviser. The Fund applies a “value approach” to investing, seeking to invest in common stocks that the Adviser believes are currently undervalued by the market or that represent special situations.

Partnership	Fund

for or purchase common stocks). When the General Partner determines that adverse conditions warrant, the Partnership may take a defensive position and invest temporarily without limit in investment-grade debt securities or in money market instruments.

The Partnership may invest in both listed and unlisted securities.

The Partnership may also enter into repurchase agreements with member banks of the Federal Reserve System or “primary dealers” in U.S. securities. The Partnership may invest in warrants which entitle the holder to buy equity securities at a specific price for a specified period of time. The Partnership will not invest 5% or more of the Partnership’s total assets in warrants and will not invest more than 2% of its total assets in warrants that are not listed on a national securities exchange.

When selecting securities for the Fund, the Adviser considers factors such as the valuation of individual securities relative to other investment alternatives, trends in corporate profits, corporate cash flow, balance sheet changes, management capability and practices and the economic and political outlook. The Fund may invest in financially troubled companies if the Adviser has reason to believe that the underlying assets of the company are worth more than the market price of the shares.

The Fund may invest in the securities of small- and middle capitalization companies, and may also invest up to 5% of its total assets in small, less well-known companies that have operated for less than three years.

The Fund may also invest in, among other things, preferred stocks and rights or warrants issued by U.S. companies.

Similar to the Partnership, the Fund may invest in both listed and unlisted securities. The Fund may also invest in securities of both domestic and foreign companies.

As a temporary defensive measure, the Fund may hold any portion of its assets in warrants issued by U.S. companies. Similar to the Partnership, the Fund will not invest 5% or more of the Fund’s total assets in warrants and will not invest more than 2% of its total assets in warrants that are not listed on a national securities exchange.

Please see Appendix A for additional information about the strategies the Adviser will use in managing the Fund.

The Fund’s fundamental investment restrictions vary from those of the Partnership, although there is no intention to change the Partnership’s investment program following the Reorganization. The fundamental investment restrictions of the Fund are designed to meet fully the requirements of the 1940 Act, and the rules and regulations thereunder, while providing the portfolio managers and Board of Trustees of the Fund increased flexibility to respond to market, industry and regulatory changes. Because the Partnership is not a registered investment company, it is not required by the 1940 Act to adopt fundamental investment restrictions. It is not expected that the adoption of these restrictions will result in any material changes in the way the Fund is managed.

For a comparison of the investment restrictions of the Partnership and the Fund, please see Appendix E.

4.	How do the redemption procedures and exchange privileges of the Partnership and the Fund compare?

The redemption procedures of the Fund differ from those of the Partnership. Limited partners of the Partnership may withdraw, in whole or in part, any or all of their respective capital accounts at the end of a fiscal month upon not less than 15 days’ advance written notice to the General Partner. The General Partner may in its sole and absolute discretion defer redemptions in any month that redemption requests in the aggregate exceed 10% of the total value of the Partnership’s assets. Limited partners of the Partnership do not have exchange privileges.

Shareholders of the Fund may redeem their shares at NAV each business day. The NAV is generally calculated once daily pursuant to procedures approved by the Board of Trustees. Shareholders of the Fund may redeem shares by mail, exchange, investment dealer, automated clearing house, telephone or wire.

Unlike the Partnership, shareholders of the Fund generally may exchange their shares of the Fund for shares of the same class of another Natixis Fund that offers such class of shares, without paying a sales charge or a contingent deferred sales charge, subject to certain restrictions. With respect to Class Y shares specifically, subject to minimum investment requirements and other restrictions, Fund shares may be exchanged for Class Y shares of any Natixis Fund or any series of Loomis Sayles Funds I or Loomis Sayles Funds II (“Loomis Sayles Funds”) that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Natixis Cash Management Trust – Money Market Series (the “Money Market Fund”). Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. For more detail on the redemption procedures and exchange privileges of the Partnership and the Fund, see Appendix A.

5.	How do the advisory arrangements of the Partnership and the Fund compare?

After the Reorganization, Reich & Tang, which is registered as an investment adviser with the Securities and Exchange Commission (the “Commission”) and is currently the Partnerships general partner, will be the Fund’s investment adviser. Delafield Asset Management, a division of Reich & Tang which focuses on equity investing, will manage the Fund’s portfolio. Reich & Tang, General Partner of the Partnership, also acts as the investment adviser of the Partnership. The portfolio management team will remain the same for the Fund as it is for the Partnership. Although the Partnership’s Limited Partnership Agreement (the “Partnership Agreement”) and the Fund’s investment advisory agreement (the “Fund Management Agreement”) differ in some respects, the Fund will be managed with a substantially similar investment program using similar investment strategies as those of the Partnership.

6.	How do the risks of investing in the Partnership compare to the risks of investing in the Fund?

Because the Partnership and the Fund have substantially similar investment objectives, strategies and policies, and no material change to the investment program is anticipated to be made by the Fund following the Reorganization, they are subject to substantially similar risks. For a discussion of the principal risks associated with an investment in the Partnership and the Fund, please see “Principal Investment Risks” in the Proposal section of this Prospectus/Information Statement.

7.	How do the management fees and expenses of the Partnership and the Fund compare, and what are they estimated to be following the Reorganization?

The Partnership pays the General Partner an investment advisory fee, payable in arrears on the last day of each fiscal month, in an amount equal to 0.083% (approximately 1.00% on an annual basis) of the value of the Partnership’s net assets at the close of business of such “valuation period” (generally, the period consisting of each calendar month of the year) (the “Valuation Period”).

The management fee that will be payable under Fund Management Agreement is at the annual rate of 0.80% of the Fund’s average daily net assets. The Fund pays all expenses not borne by the Adviser under the Fund Management Agreement including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accountants and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies.

Although gross expenses for the Fund are higher than those of the Partnership, the Adviser will provide a binding contractual undertaking to reduce its management fee or otherwise bear expenses so that the Fund’s Class Y shares total annual fund operating expenses (excluding certain expenses) do not exceed 1.15% of average daily net assets through April 30, 2010. For a detailed discussion of the material differences between the respective investment management arrangements of the Fund and the Partnership, please see “Information about the Reorganization – Comparison of Investment Management Arrangements” in the Proposal section of this Prospectus/Information Statement.

The following tables allow you to compare the management fees and expenses of the Partnership and the Fund. Limited partners of the Partnership will not pay an initial sales charge on the shares of the Fund received in the Reorganization and, following the Reorganization, may purchase additional Class Y shares of the Fund without the imposition of a sales charge.

The Partnership’s annual operating expenses are deducted from the Partnership’s assets. These expenses include ordinary and extraordinary legal, accounting, auditing, recordkeeping, administration, computer and clerical expenses (including expenses incurred in preparing reports and tax information to limited partners and regulatory authorities and expenses for specialized administrative services), printing and duplication expenses, mailing expenses and filing fees. The Fund’s annual operating expenses are deducted from the Fund’s assets. These expenses include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing, custody and transfer agency services. The Annual Operating Expenses shown in the tables below represent expenses incurred by the Partnership for the twelve months ended December 31, 2007 and an estimate of the expenses Class Y shares of the Fund would have incurred during the twelve months ended December 31, 2007 on a pro forma basis assuming the Reorganization had occurred on January 1, 2007.

Fees (For the Partnership and the Fund)

(fees paid directly from your investment)

	Partnership	Pro Forma - Fund Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fee	None	None	*

Annual Operating Expenses

(expenses that are deducted from Partnership or Fund assets, as a percentage of average daily net assets)

	Partnership	Pro Forma - Fund Class Y
Management fees	1.00%	0.80%
Distribution and/or service (12b-1) fees	None	None
Other expenses	0.21%	1.03% (1)
Acquired fund fees and expenses(2)	0.01%	0.01%
Total annual operating expenses	1.22%	1.84%
Less: Fee reduction and/or expense reimbursement	None	0.68% (3)
Net expenses	1.22%	1.16%

Expense Examples

(your actual costs may be higher or lower)

The following examples help you compare the cost of investing in the Partnership with the cost of investing in the Fund, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, assume that:

•	You invest $10,000 in the Partnership or the Fund for the time periods indicated;

•	Your investment has a 5% return each year

•	The Partnership’s and the Fund’s respective operating expenses remain the same; and

•	All dividends and distributions, if any, are reinvested.

Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

	Partnership	Pro Forma - Fund** Class Y
1 year	$124	$118
3 years	$387	$453

(1)	“Other expenses” are estimated based on the service provider arrangements that will be in place following the Reorganization and include administrative services fees. The Fund does not expect to incur any interest expense in the upcoming fiscal year.

(2)	“Acquired fund fees and expenses” include expenses indirectly borne by the Fund through investments in certain pooled investment vehicles.

(3)	The Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, such as litigation and indemnification expenses, to 1.15% of the Fund’s average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2010. Thereafter, unless the agreement is renewed, the Fund’s total annual fund operating expenses may increase.

The Adviser will be permitted to recover management fees reduced and/or expenses reimbursed it has borne through the undertaking described above to the extent that the class’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The class will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee/expense was deferred.

*	Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers or $20.50 for overnight delivery. These fees are subject to change.

**	The example for Class Y is based on the estimated Net Expenses for the first year illustrated in the example and a portion of the second year up to the expiration of the expense limit and on the estimated Total Annual Operating Expenses for the remainder of the second year and all the remaining years. The example for the Partnership is based on Total Annual Operating Expenses for all years.

Immediately prior to the Reorganization, the Fund is expected to have only nominal assets.

8.	How do the distribution arrangements of the Partnership and the Fund compare?

The distribution arrangements for the Fund’s shares will differ from those for the Partnership’s interests. The Partnership’s interests are privately offered and sold directly by the Partnership and the General Partner to persons who are “accredited investors” for purposes of Regulation D under the Securities Act of 1933. In contrast, shares of the Fund will be publicly offered and distributed by Natixis Distributors, L.P., an affiliate of Natixis US, pursuant to a Distribution Agreement approved by the Board of Trustees. For a more detailed explanation of the Fund’s distribution arrangements, see “Information about the Reorganization – Distribution Arrangements” in the Proposal section of this Prospectus/Information Statement and Appendix A.

9.	What class of shares will you receive in the Fund if the Reorganization occurs?

You will receive Class Y shares of the Fund. See Appendix A for more information about Class Y shares.

10.	Will you be permitted to redeem your shares prior to the Reorganization?

You are not required to remain a limited partner of the Partnership until the Reorganization. Until August 31, 2008, you may redeem your partnership interests, as described and subject to the limitations in the Partnership Agreement of the Partnership. Please note that redemptions may have negative tax consequences for you.

11.	What are the federal income tax consequences of the Reorganization?

The Reorganization is intended and anticipated to be tax-free for federal income tax purposes. It is accordingly expected that, in general and subject to the more extensive discussion below under “Information about the Reorganization – Federal Income Tax Consequences,” no gain or loss will be recognized as a result of the Reorganization by the Partnership, the Fund, or limited partners that receive Fund shares in exchange for their partnership interests in the Reorganization. The aggregate federal tax basis of the new shares in the Fund that you receive in the Reorganization is generally expected to equal the aggregate adjusted federal tax basis of your limited partnership interest immediately prior to the Reorganization, subject to adjustments to reflect the decrease, as a result of the Reorganization, in the share of Partnership liabilities deemed allocable to you under applicable tax rules. However, your holding period for federal income tax purposes in your new shares in the Fund will be based on the Partnership’s holding period in its assets immediately prior to the Reorganization rather than the amount of time you have held your partnership interest.

At any time prior to the Reorganization, you may redeem your interests in the Partnership. Such redemptions will likely result in recognition of gain or loss for federal income tax purposes. You should consult the private placement memorandum that you received in connection with the purchase of your Partnership interests for a description of the tax consequences of redeeming interests in the Partnership.

In addition, if the Partnership must liquidate investments to redeem the limited partnership interests of limited partners who do not wish to participate in the Reorganization, such liquidations may result in additional taxable income to all limited partners.

The federal income tax consequences of the Reorganization are described in more detail below under “The Proposal – Federal Income Tax Consequences.” In addition, the tax consequences of the Reorganization to you may depend on your own individual circumstances, and accordingly you are encouraged to consult your own tax advisor with respect to the particular tax consequences of the Reorganization to you.

THE PROPOSAL – REORGANIZATION OF THE

PARTNERSHIP INTO THE FUND

The Proposal

You are being asked to approve an Agreement and Plan of Reorganization pursuant to which the Fund will acquire the assets and assume the liabilities of the Partnership in exchange for shares of the Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Information Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Reorganization pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

Because the Partnership and the Fund have substantially similar investment objectives, strategies and policies, and the Fund is expected to be managed using a substantially similar investment program to that currently used by the Partnership, the Fund has principal investment risks that are substantially similar to those of the Partnership. Generally, the Partnership’s and Fund’s respective stock portfolios are subject to equity securities risk, small- and middle-capitalization companies risk, and market risk (the risk that the value of a security may move up and down based upon a change in an issuer’s financial condition or overall market conditions).

For more information about the principal investment risks of the Fund, please see Appendix A. The actual risks of investing in the Partnership and the Fund depend on the securities held in the portfolio and on market conditions, both of which change over time.

Information about the Reorganization

Terms of the Agreement and Plan of Reorganization

If approved by the limited partners of the Partnership, the Reorganization is expected to occur on or about September 26, 2008, or on such other date as the Partnership and the Trust may agree, pursuant to the Agreement and Plan of Reorganization. The following discussion of the principal terms of the Agreement and Plan of Reorganization is only a summary and is qualified in its entirety by reference to the full text of the Agreement and Plan of Reorganization, the form of which is attached as Appendix B to this Prospectus/Information Statement:

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The Partnership will transfer all of its assets and liabilities attributable to its partnership interests to the Fund in exchange for Class Y shares of the Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities. The Fund will not commence investment operations or have any assets or liabilities (other than nominal assets) until the consummation of the Reorganization.

•

The Reorganization will occur shortly after the time (currently scheduled to be 4:00 p.m. Eastern time on September 26, 2008, or such other date and time as the parties may determine) when the assets of the Partnership are valued for purposes of the Reorganization.

•

The Class Y shares of the Fund received by the Partnership will be distributed to the partners of the Partnership pro rata based on the partners’ closing capital accounts in full liquidation of the Partnership, so that the limited partners will receive Class Y shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of the limited partners’ respective existing interests in the Partnership as of the closing of the Reorganization.

•	After the Reorganization, the Partnership will be terminated, and its affairs will be wound up in an orderly fashion.

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The Reorganization requires approval by written consent of limited partners having in the aggregate a majority in-interest of all limited partners of the Partnership and satisfaction of a number of other conditions. In addition, the Partnership and the Fund may, by mutual consent of the General Partner and a majority of the Trustees of Trust, terminate the Agreement and Plan of Reorganization.

Limited partners who object to the Reorganization will not be entitled under Delaware law to an appraisal of their partnership interests. However, limited partners should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes, except in certain circumstances described below, and that, if the Reorganization is consummated, limited partners will be free to redeem the shares they receive in the transaction at their then-current net asset value (although at such time the limited partners may recognize gain or loss for federal income tax purposes). In addition, partnership interests may be redeemed prior to the consummation of the Reorganization, subject to the limitations on redemptions set forth in the Partnership Agreement.

All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Reorganization will be borne by Natixis US or its affiliates. All costs and expenses of the dissolution of the Partnership will also be borne by Natixis US or its affiliates. In addition, Natixis US or its affiliates will pay or reimburse the Fund for any governmental fees incurred in connection with the registration or qualification of the Fund’s shares issued in connection with the Reorganization. Notwithstanding the foregoing, expenses incurred by the Fund will be paid by the Fund if and to the extent that the payment by any other party of such expenses would result in the disqualification of the Fund as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Shares You Will Receive

If the Reorganization occurs, you will receive Class Y shares in the Fund. The shares you receive will have the following characteristics:

•	The Class Y shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current limited partner interest as of the closing of the Reorganization.

•	The Class Y shares you receive, and any additional Class Y shares that you purchase of the Fund, will not bear either a front-end or contingent deferred sales charge.

•	The procedures for buying and selling your Class Y shares, which will differ from the procedures for buying and selling interests of the Partnership, are described in Appendix A.

•

Subject to any minimum investment requirements and certain restrictions, after the Reorganization you will have the option to exchange your Class Y shares of the Fund for Class Y shares of any Natixis Fund or Loomis Sayles Fund that offers Class Y shares, any series of Loomis Sayles Funds that offers Institutional Class shares, or Class A shares of the Money Market Fund.

•

Your voting rights as a shareholder of the Fund will differ from those that you currently have as a limited partner of the Partnership. For more information on your voting rights as a Fund shareholder and on other differences between the organizational documents of the Fund and the Partnership, see the section “Organizational Documents: Limited Partnership Agreement, Declaration of Trust and By-Laws.”

Information concerning the capitalization of each of the Partnership and the Fund is provided below under “Capitalization.”

Reasons for the Reorganization.

In considering whether to approve the Reorganization and recommend its approval to the Partnership’s limited partners, the General Partner, acting in its capacity as general partner of the Partnership and taking into account its fiduciary duties to the limited partners, considered information concerning: (a) the specific terms of the Reorganization, including information regarding comparative expense ratios; (b) the proposed plans for ongoing management, distribution and operation of the Fund as a series of the registered investment company; (c) the management, financial position and business of Natixis US and its affiliates’ business and operations; and (d) the impact of the Reorganization on the Partnership and its limited partners.

Before approving the Reorganization, the General Partner examined all factors that it considered relevant. In connection with its deliberations, the General Partner, with the advice and assistance of legal counsel, inquired into a number of matters and evaluated the above-referenced information and considered, among other things, the following:

•	The Fund will be managed by the same portfolio managers, using substantially similar investment strategies, as the Partnership;

•	Shareholders will benefit from having greater liquidity through daily redemptions and the protections afforded under the 1940 Act;

•

Shareholders of the Fund will also benefit from enhanced services provided by industry leading mutual fund service providers, such as Boston Financial Data Services, Inc., the shareholder servicing and transfer agent for the Fund, State Street Bank and Trust Company, the Fund’s custodian, and Natixis Advisors, the Fund’s administrator;

•

Reich & Tang and Natixis US have agreed to limit the aggregate annual expense ratio of the Class Y shares of the Fund to 1.15% through April 30, 2010, although if this agreement is not renewed, the Fund’s expenses may increase thereafter.

•

Limited partners of the Partnership will have the opportunity, as shareholders of the Fund, to diversify into a broad range of investments through the exchange privilege with the mutual funds in the Natixis Funds family;

•	The Reorganization is expected to qualify for tax-free treatment for federal income tax purposes;

•

All fees and expenses incurred as a result of the Reorganization will be borne by Natixis US or its affiliates, and thus the Partnership and its limited partners will not bear any costs of the Reorganization; and

•

The interests of the limited partners of the Partnership will not be diluted as a result of the Reorganization because each limited partner will receive shares of the Fund having an aggregate net asset value equal to the aggregate net asset value of the interests of the Partnership held by the limited partner.

While acting in its fiduciary capacity as general partner of the Partnership, the General Partner has concluded that the Reorganization would be in the best interests of the Partnership and the Partnership’s limited partners, and that the partnership interests of existing limited partners of the Partnership would not be diluted as a result of the Reorganization. The General Partner has approved the Reorganization and recommends that you consent to the Reorganization by approving the Agreement and Plan of Reorganization. Each limited partner should carefully consider whether becoming a shareholder of the Fund after the Reorganization is consistent with that limited partner’s financial needs and circumstances.

Performance Information

The Fund has not yet commenced investment operations and therefore does not have any performance information to disclose. However, it is expected that as a result of the Reorganization the performance of the Partnership will be deemed to have been the performance of the Fund, restated to reflect the estimated fees and charges of each class of the Fund (not taking into account any fee waivers or expense reimbursements). However, it is expected that the Fund will not be the accounting successor to the Partnership.

Distribution Arrangements

The distribution arrangements for the Fund’s shares will differ from those for the Partnership’s interests. The Partnership’s interests are privately offered and sold directly by the Partnership and the General Partner to a limited number (fewer than 100) of “accredited investors.” In contrast, shares of the Fund will be publicly offered and distributed by Natixis Distributors, L.P., an affiliate of Natixis US, pursuant to a Distribution Agreement approved by the Board of Trustees.

Under the Distribution Agreement, Natixis Distributors, L.P. shall use reasonable efforts to sell Fund shares but will not agree to sell any specific number of Fund shares. Natixis Distributors shall pay all expenses of printing (exclusive of typesetting) and distributing any prospectus for use in offering Fund shares for sale and all other expenses of advertising and of preparing, printing and distributing all other literature for use in connection with offering of Fund shares for sale. Under the Distribution Agreement, the public offering price of the Fund’s shares will be the net asset value, plus any applicable sales charge. The Class Y shares you receive, and any additional Class Y shares that you purchase of the Fund, will not bear either a sales charge or CDSC. The Distribution Agreement, unless otherwise terminated, shall continue in effect as long as such continuation is approved at least annually (i) by the Board of Trustees of the Trust or by the vote of a majority of the votes which may be cast by shareholders of the Fund and (ii) by a votes of a majority of the Board of Trustees of the Trust who are not interested persons of Natixis Distributors, L.P. or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

Although Class Y shares will not pay any distribution and/or servicing (12b-1) fees, the Fund’s Class A and Class C shares are expected to pay such fees. Any such fees and the associated plans will be described in the Class A and C prospectus.

For a more detailed explanation of the Fund’s distribution arrangements, see Appendix A.

Comparison of Investment Management Arrangements

The following highlights the material differences between the investment management arrangements relating to the Partnership and the Fund. A copy of the Fund’s Management Agreement is attached as an exhibit to its registration statement filed with the Commission.

1. The Partnership pays the General Partner an investment advisory fee, payable in arrears on the last day of each fiscal month, in an amount equal to 0.083% (approximately 1.00% on an annual basis) of the value of the Partnership’s net assets at the close of business of such Valuation Period subject to a pro rata adjustment in the event that any Valuation Period is a period other than a whole month, or if a limited partner withdraws under the terms of the Partnership Agreement prior to the end of the Valuation Period. The management fee that will be payable under the Fund Management Agreement is at the annual rate of 0.80% of the Fund’s average daily net assets.

2. Under the Partnership Agreement, the organizational expenses of the Partnership are borne by the General Partner and are not charged to the Partnership. The Partnership bears all other expenses relating to its existence and operations, including without limitation brokerage commissions and charges, transfer taxes, interest, legal and auditing expenses and the fee payable to the investment adviser.

Under the Fund Management Agreement, the Adviser will provide the Fund with, and will be compensated for, the investment and reinvestment of the Fund’s assets, including obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies. The Adviser may delegate certain administrative services to its affiliates. As described under “Other Information,” after the Reorganization, the Fund expects to engage other service providers to provide transfer agency, shareholder and accounting services to the Fund.

3. The Fund Management Agreement does not provide a permanent expense cap. Although the Fund’s operational expenses will cause the limited partners to have a higher expense ratio after the Reorganization, the Adviser will provide a binding contractual undertaking to reduce its management fee (and, to the extent necessary, bear other expenses of Class Y shares of the Fund), through April 30, 2010 to the extent that expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, would exceed 1.15% for Class Y shares.

4. The Fund Management Agreement will be subject to Massachusetts law, rather than Delaware law, which may result in different interpretations of provisions in the Fund Management Agreement that are similar in substance to provisions currently in the Partnership Management Agreement.

5. Under the Fund Management Agreement, the Adviser would be required to give 90 days’ written notice to terminate the contract. Under the Partnership Agreement, the General Partner is not required to provide advance notice to limited partners before withdrawing from the Partnership as general partner.

Federal Income Tax Consequences

The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes. As a condition to the Reorganization, Ropes & Gray LLP will deliver to the Partnership and the Fund an opinion, which will be based upon certain factual representations and subject to certain limitations and qualifications, substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, the Reorganization will qualify as a transfer to a controlled corporation within the meaning of Section 351(a) of the Code, followed by a liquidation of the Partnership in which, except as described below, no gain or loss will be recognized by limited partners of the Partnership that receive only Class Y shares in liquidation of their interests in the Partnership. For the full description of the opinion, see the form of the Agreement and Plan of Reorganization attached as Appendix B.

The opinion will be based on certain factual representations made by representatives of the General Partner and officers of the Trust, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described herein, and it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

If, as expected and intended, the Reorganization constitutes a transfer to a controlled corporation within the meaning of Section 351(a) of the Code, the expected material federal income tax consequences to the Partnership, the limited partners of the Partnership, and the Fund are as follows:

(1)	The Partnership will not recognize any gain or loss on the transfer of all of its assets to the Fund solely in exchange for Class Y shares and the assumption of the Partnership’s liabilities.

(2)	Limited partners will generally not recognize any gain or loss upon receiving Class Y shares of the Fund in liquidation of the Partnership. A limited partner will recognize gain, however, if and to the extent it receives a cash distribution or is deemed to receive a cash distribution pursuant to Section 752 of the Code in connection with the Reorganization and such distribution or deemed distribution exceeds the limited partner’s adjusted basis in its partnership interest immediately prior to the Reorganization. A decrease in a limited partner’s allocable share of the Partnership’s liabilities (including as a result of the assumption by the Fund of all of the Partnership’s liabilities) will result in a deemed cash distribution under Section 752 of the Code.

(3)	A limited partner’s holding period in the Class Y shares of the Fund it receives in the Reorganization will be based on the Partnership’s holding period in the assets transferred to the Fund immediately before the Reorganization, rather than on the limited partner’s holding period in its partnership interest. As a result, a limited partner’s holding period in its Class Y shares received in the Reorganization may be shorter than such limited partner’s holding period in its partnership interest. This may cause such a limited partner to recognize short-term capital gain (taxed at ordinary income tax rates) upon a redemption of its Class Y shares within the year following the Reorganization when the limited partner would have recognized long-term capital gain (taxed at preferential rates) upon redemption of its Partnership interests had the Reorganization not occurred. Following the Reorganization, the Fund will provide to shareholders that received Fund shares in the Reorganization information to enable them to determine their holding period in those Fund shares.

(4)	A limited partner’s basis in the Class Y shares of the Fund it receives in the Reorganization will equal the limited partner’s adjusted basis of its Partnership interest immediately before the Reorganization (taking into account adjustments for the limited partner’s allocable share of any income, gain or loss recognized by the Partnership for the year in which the Reorganization occurs), less any amount of cash distributed or deemed distributed to the limited partner in connection with the Reorganization.

(5)	The Fund will not recognize gain or loss on its acquisition of all of the assets of the Partnership solely in exchange for the Class Y shares of the Fund and its assumption of the Partnership’s liabilities.

(6)	The Fund’s basis in the assets it receives from the Partnership will equal the Partnership’s basis in such assets immediately before the Reorganization, unless at such time the Partnership has a “net built-in loss,” meaning that the aggregate fair market value of the Partnership’s assets is less than the aggregate tax basis of those assets. In such a case, the Fund’s aggregate adjusted basis in the assets so received may be reduced to the aggregate fair market value of the assets, which could cause limited partners to recognize (in the form of regular or capital gain dividends from the Fund) a greater amount of taxable income than they would have recognized had the Reorganization not occurred. As of the date hereof, the Partnership does not have such a net built-in loss in its assets.

(7)	The Fund’s holding period for the assets it receives from the Partnership will include the Partnership’s holding period in those assets immediately before the Reorganization.

Ropes & Gray LLP’s opinion will not address the federal income tax consequences of the payment by Natixis US of costs and expenses incurred by the Partnership and the Fund in connection with the Reorganization, and costs and expenses incurred in connection with the dissolution of the Partnership. The payment of such costs and expenses by Natixis US may result in taxable income to the Partnership and its partners (which could in turn affect the adjusted basis of a limited partner in its partnership interest and in Fund shares it receives in the Reorganization), or to the Fund.

It should be noted that shareholders of the Fund will be taxed differently than limited partners of the Partnership. A limited partner in the Partnership generally must report on its federal income tax return for each taxable year its share of the Partnership’s items of income, gains, losses, deductions and credits for the Partnership’s tax year that ends with or within the limited partner’s tax year. Each item so reported by the limited partner has the same tax characteristics (for example, ordinary income or capital gain) as such item has when realized by the Partnership, and adjustments are made to the limited partner’s tax basis in its partnership interest to reflect the pass-through of such items. You should consult the private placement memorandum that you received in connection with the purchase of your Partnership interests for a description of the tax consequences of holding a limited partner interest in the Partnership.

Shareholders of the Fund, on the other hand, are taxed based on the amount and type of distributions they receive from the Fund. The Fund intends to distribute all of its investment income and net capital gain at least annually. Distributions of investment income and net short-term capital gain are generally taxable as ordinary income, subject to certain exceptions. Distributions of net long-term capital gains that are designated by the Fund as capital gain dividends are taxable as long-term capital gains to Fund shareholders. See Appendix A for additional information regarding the tax consequences of holding Fund shares.

A further difference between holding an interest in the Partnership and holding shares of the Fund is that, under the Partnership’s method of tax accounting, unrealized gain existing at the time a limited partner acquired an interest in the Partnership generally would, when recognized for federal income tax purposes, not be allocated to that limited partner, but rather to those limited partners who held limited partnership interests at the time the prior appreciation in value occurred. By contrast, appreciation in the Fund’s assets, including appreciation existing at the time of the Reorganization, will when recognized and distributed as dividends effectively be shared among all shareholders without regard to when they received their Fund shares. As a result, limited partners that receive Class Y shares of the Fund in the Reorganization may recognize income (in the form of dividends) from asset appreciation and subsequent sales resulting in realized gains that would not be taxable to them if the Reorganization had not occurred.

A limited partner that does not participate in the Reorganization and instead has its interest in the Partnership redeemed prior to the Reorganization will generally recognize gain or loss for federal income tax purposes. Such gain or loss will be capital gain or loss if the limited partnership interests are held as a capital asset, and will be long-term capital gain or loss if the limited partner has held its partnership interest for more than one year. The private placement memorandum that you received in connection with the purchase of your Partnership interests includes a description of the tax consequences of redeeming interests in the Partnership.

Moreover, if the Partnership must liquidate investments to redeem the partnership interests of limited partners that wish to be redeemed prior to the Reorganization, such liquidations may result in additional taxable income being allocated to all of the limited partners.

This description of the federal income tax consequences of the Reorganization is not intended to address all of the U.S. federal income tax consequences of the Reorganization and does not take into account each limited partner’s particular facts and circumstances. The tax rules regarding transactions such as the Reorganization are complex, and limited partners should consult their own tax advisors as to the specific individual consequences of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Organizational Documents: Limited Partnership Agreement; Declaration of Trust; By-Laws

The Partnership is governed by a Partnership Agreement. The Fund is governed by the Fourth Amended and Restated Agreement and Declaration of Trust, as amended to date, of Natixis Funds Trust II (the “Declaration of Trust” and, together with the Partnership Agreement, the “Controlling Agreements”). Additional information about the Controlling Agreements, including a discussion of their material differences, is provided in Appendix C.

Powers and Liabilities Relating to Shares.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the Fund in one or more series of shares representing separate investment portfolios. The Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the Trust in one or more series of shares representing separate investment portfolios and to further divide any such shares into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Fund’s shares are divided into three classes: Class A, Class C and Class Y. Limited partners of the Partnership will receive Class Y shares of the Fund in the Reorganization. The Partnership Agreement permits the General Partner to admit additional limited partners to the Partnership at the beginning of any month at the General Partner’s sole discretion, without the consent or authorization of the limited partners, provided however, that the General Partner shall promptly notify the limited partners. The Partnership has only one class of limited partner interests.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust limits personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. In addition, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his, her or its being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which such person is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

The Partnership Agreement excludes from personal liability limited partners who do not take part in the management or control of the business of the Partnership and holds that they will not be personally liable for any debt or obligation of the Partnership. Because under the Partnership Agreement limited partners are not permitted to take part in management or control of the Partnership, it is expected that under normal circumstances, limited partners would not ever be personally liable for any debt or obligation of the Partnership. Under the Partnership Agreement, the General Partner will be liable to creditors for the debts of the Partnership. However, the General Partner will not be liable for honest mistakes in judgment or for losses due to such mistakes or for the negligence of employees, brokers or other agents of the Partnership. In addition, the Partnership Agreement provides that the Partnership will, to the fullest extent legally permissible under the laws of the State of Delaware, indemnify the General Partner, any employee, principal, officer or affiliate of a General Partner, and any persons designated to wind up the affairs of the Partnership pursuant to the Partnership Agreement against any and all loss, liability or expense reasonably incurred or suffered in connection with the performance by the General Partner or other persons of their responsibilities to the Partnership, except that the General Partner and such other person shall not be indemnified for losses resulting from their own willful misconduct or gross negligence.

Voting.

The Partnership Agreement provides that the Partnership Agreement may be amended by the General Partner acting alone, in any manner that does not adversely affect any limited partner. All other amendments must be approved by more than a majority in-interests of all limited partners, except however, that the Partnership Agreement provides that the General Partner, in its sole discretion, without the consent or authorization of the limited partners, may admit general partners or withdraw its entire capital account and retire from the Partnership at any time or from time to time, provided however, that the General Partner shall promptly notify the limited partners.

The Declaration of Trust gives shareholders the power to vote (i) for the election of Trustees as provided therein, (ii) with respect to certain amendments of the Declaration of Trust, (iii) to the extent provided therein as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, (iv) with respect to the termination of the Trust or any series or class to the extent and as provided therein, (v) to remove Trustees from office to the extent and as provided therein and (vi) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the by-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

The Declaration of Trust states that a majority of shares voted shall decide any question and a plurality shall elect a Trustee and there is no cumulative voting for the election of Trustees. A vote of two-thirds of the voting interests of the Trust is required to remove a Trustee. Further, for the Trust, on any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except (1) when required by the 1940 Act or (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes materially differently, then shares shall be voted by individual series or class, and when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. For the Trust, if any action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class that are entitled to vote shall be required to decide such question. Further, with respect to the Trust, action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

The Declaration of Trust requires a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the Trust. Any series (or class) of shares of the Trust may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares of such series (or class) entitled to vote, or by the Trustees with written notice to the shareholders.

The Declaration of Trust, may be amended by the Trustees without shareholder vote, except that shareholders have the right to vote on (a) any amendment that would affect their right to vote granted in the Declaration of Trust; (b) any amendment to the amendment provisions of the Declaration of Trust; (c) any amendment as may be required by law or by the Trust’s registration statement filed with the Commission; and (d) any amendment submitted to them by the Trustees.

Merger, Consolidation and Dissolution.

The Partnership Agreement provides that the Partnership may be dissolved at the end of the end of the first fiscal year and, thereafter, at the end of any valuation period by the General Partner. In addition, the retirement, resignation, death, legal capacity, bankruptcy, dissolution, liquidation or expulsion of a General Partner shall dissolve the Partnership unless, if there is another General Partner, the remaining or surviving General Partner agrees to continue the business of the Partnership.

Although not explicitly required by the Partnership’s Partnership Agreement, the General Partner, in its discretion, is submitting the Reorganization for approval by a majority in-interest of limited partners.

The Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law.

Management. Reich & Tang is the General Partner of the Partnership. The Trustees and officers of the Trust are set forth in Appendix F.

Governing Law. The Partnership Agreement is governed by Delaware law. The Declaration of Trust is governed by Massachusetts law.

Dividends and Distributions

The Partnership may make distributions at the discretion of the General Partner. Limited partners are required for federal income tax purposes to account for income and dividends allocated to their respective Partnership capital accounts. The Fund will generally distribute most or all of its net investment income annually. For additional information on the Fund’s dividends and distributions, see Appendix A.

Capitalization

The following table shows on an unaudited basis the capitalization of the Partnership as of May 31, 2008 and on a pro forma basis for the Fund, giving effect to the acquisition of the assets and liabilities of the Partnership by the Fund at net asset value as of that date:

	Partnership	Pro Forma Fund Class Y*
Net assets	$16,670,166	$16,670,166
Shares of beneficial interest	N/A	1,667,016
Net asset value per share	N/A	$10.00

*	Reflects the pro forma capitalization of the Fund at May 31, 2008 as though the Reorganization had occurred on May 31, 2008 and is for informational purposes only. No assurance can be given as to how many shares of the Fund will be received by the limited partners of the Partnership on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Fund that actually will be received on or after such date.

THE GENERAL PARTNER OF THE PARTNERSHIP RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization will require the affirmative vote by written consent of limited partners having in the aggregate a majority in-interest of all limited partners of the Partnership.

If the Proposal is not approved by the limited partners of the Partnership, or if for any other reason the Reorganization is not consummated, the General Partner of the Partnership may take such further action as they deem to be in the best interests of the Partnership.

INFORMATION REGARDING WRITTEN CONSENTS

Written consents to approve the Reorganization will be mailed by the General Partner, on behalf of the Partnership, to limited partners beginning on or about August 8, 2008. Written consents will be solicited primarily by mailing this Prospectus/Information Statement and its enclosures, including a form of written consent (“Consent Form”), but written consents may also be solicited through further mailings, telephone calls, personal interviews or e-mail by representatives of the General Partner of the Partnership or by employees or agents of the Adviser and its affiliated companies. You may use the enclosed Consent Form to vote on the Reorganization.

If you consent to the proposal discussed above, please sign the Consent Form and return it to Reich & Tang Asset Management, LLC, Attention: Cleo Kotis via mail or facsimile (212-830-5450) at 600 Fifth Avenue, 8th Floor, New York, New York 10020 by August 25, 2008. Although the Partnership is requesting that you return the Consent Form by August 25, 2008, Consent Forms received after that date will be included in determining whether a majority in-interest of the limited partners have approved the Reorganization. The reorganization, if approved, is expected to take place on or about September 26, 2008, although the Reorganization may be delayed.

If you do not vote in favor of the Reorganization, a separate letter of instruction will be required to request the redemption of your partnership interest.

The costs of soliciting written consents and the costs of the Reorganization will not be borne by the Partnership or the Fund. Natixis US or its affiliates shall bear all such costs, even in the event that the Reorganization is not approved by the limited partners of the Partnership or the Reorganization does not close for any other reason, except that expenses will be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expense would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

OTHER INFORMATION

Portfolio Trades. In placing portfolio trades for the Fund, the Adviser may use brokerage firms that market the Fund’s shares or are affiliated with the Adviser or its parent company. In placing trades, the Adviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees of the Trust. Additional information about the Adviser’s portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Reorganization.

Interests of Certain Persons in the Reorganization. Natixis US, which has an ownership interest in Reich & Tang, the investment adviser for the Fund, may earn greater revenues as a result of the Reorganization. Therefore, along with Reich & Tang, Natixis US may be considered to have an interest in the transaction.

Because Mr. Robert J. Blanding and Mr. John T. Hailer, Trustees of the Trust, and Messrs. David Giunta, Robert Krantz, Michael Kardok, and Russell Kane and Ms. Coleen Downs Dinneen, officers of the Trust (collectively, the “Natixis Management Affiliates”), are directors, officers or employees of Natixis US or its affiliates, they may also be considered to have an interest in the approval of the Reorganization because they may benefit from greater revenues earned by Natixis US or its affiliates.

Address of the Adviser, Underwriter and Administrator. The address of Reich & Tang is 600 Fifth Avenue, 8th Floor, New York, New York 10020. The address of Natixis Distributors (a subsidiary of Natixis US and the principal underwriter of the Fund) and Natixis Advisors (a subsidiary of Natixis US and the Fund’s administrator) is 399 Boylston Street, Boston, Massachusetts 02116.

Proposed Changes in Other Service Providers. Following the Reorganization, it is expected that Boston Financial Data Services, Inc., located at Two Heritage Drive, Quincy, Massachusetts, 02171, will act as shareholder servicing and transfer agent for the Fund. In addition, it is expected that PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 will be the Fund’s independent registered public accounting firm, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 will be counsel to the Fund and Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, will be counsel to the Independent Trustees.

Outstanding Interests and Significant Shareholders. Appendix D to this Prospectus/Information Statement lists the total number of partners of the Partnership entitled to vote by written consent. It also identifies holders of more than 5% of the interests of the Partnership, and contains information about the General Partner of the Partnership and executive officers and Trustees of the Trust and their holdings in the Partnership.

Other Financial and Performance Information. As the Fund will not commence operations until after the Reorganization, there are no financial highlights or information and commentary about its recent performance in this Prospectus/Information Statement.

Contents of the Appendices.

•

Appendix A – Information relating to the Fund, including information with respect to its investment objective, principal investment strategies and risks, procedures for buying, selling and exchanging shares, pricing of shares, dividends and distributions and certain tax matters.

•	Appendix B – Form of Agreement and Plan of Reorganization relating to the Reorganization.

•	Appendix C – Comparison of material differences in the organizational documents.

•	Appendix D – Information regarding the ownership of the Partnership and the Fund.

•	Appendix E – Comparison of the fundamental investment restrictions of the Partnership and the Fund.

•	Appendix F – Management of the Fund.

•	Appendix G – Fund Privacy Policy.

•	Appendix H – Limited Partner Letter of Consent.

Appendix A

DELAFIELD SELECT FUND

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Goal

The Fund’s primary investment goal is to achieve long-term capital appreciation. The Fund’s investment goal is non-fundamental, which means that it may be changed without shareholder approval. The Fund will provide 60 days’ prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest in a focused group of 12 to 25 common stocks issued primarily by small to mid-sized U.S. companies that the Adviser believes represent the best equity investment opportunities identified by the Adviser. To a lesser extent, the Fund may invest in U.S. other securities, including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund applies a “value approach” to investing, seeking to invest in common stocks that the Adviser believes are currently undervalued by the market or that represent special situations. When selecting securities for the Fund, the Adviser considers factors such as the valuation of individual securities relative to other investment alternatives, trends in corporate profits, corporate cash flow, balance sheet changes, management capability and practices and the economic and political outlook. Although the strengths of a company’s balance sheet are important to the Adviser’s analysis, the Fund may invest in financially troubled companies if the Adviser has reason to believe that the underlying assets of the company are worth more than the market price of the shares. In addition, companies generating free cash flow (defined as earnings depreciation and deferred income tax in excess of the need for capital expenditures and dividends) will generally be considered attractive. Investment securities may also be assessed upon their earning power, stated asset values and off balance sheet values. The Adviser may dispose of a security (i) if the price of the security increases above the Adviser’s target price for that security, (ii) if the Adviser believes that other investment opportunities offer the potential for greater capital appreciation or otherwise represent a better relative value, (iii) a company’s balance sheet weakens, (iv) company management is not executing its business plan, (v) the Adviser believes that actual or potential deterioration in the issuer’s earning power may adversely affect the price of its securities or (vi) the economic or political outlook for a company changes.

The Fund is non-diversified under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund is not limited under the 1940 Act to a percentage of its assets that it may invest in any one issuer. Because the Fund intends to invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The Fund will not seek to realize profits by anticipating short-term market movements and, under ordinary circumstances, intends to purchase securities for long-term capital appreciation.

As a temporary defensive measure, the Fund may hold any portion of its assets in cash and/or in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

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Principal Investment Risks

The principal risks of investing in the Fund are described below. There are other circumstances (including non-principal risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Equity securities risk: You may lose money on your investment due to unpredictable drops in the value of a security or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the Fund’s portfolio. The Fund uses a “value approach” in selecting its investments. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (REITs) or other trusts and other similar securities.

Management risk: The risk that a strategy used by the Fund’s portfolio management may fail to produce the intended result.

Market risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition as well as overall market and economic conditions.

Non-diversification risk: Compared with diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

Small- and middle-capitalization companies risk: Investments in small- and middle-capitalization companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company securities. Investing in small-cap and mid-cap companies may involve greater risk than investing in larger companies since small- and mid-cap companies tend to be more susceptible to adverse business events or economic downturns, are less liquid and more thinly traded and are subject to greater price volatility.

MORE ABOUT RISK

The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are described in the Fund summary under “Principal Investment Risks.” The following is a list of non-principal risks to which the Fund may be subject because of its investment in various types of securities or engagement in various practices.

Derivative Securities Risk: Derivative securities are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives (which may

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include options, warrants and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or the currency exchange rate. Derivative securities are also subject to credit risk and liquidity risk.

Foreign Securities Risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Information Risk: This is the risk that key information about a security is inaccurate or unavailable.

Liquidity Risk: This is the risk that certain securities or instruments may be difficult or impossible to sell at the time and at the price that the seller would like. Liquidity issues could also make it difficult to value the Fund’s securities. Liquidity issues may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to derivatives, restricted securities, Section 4(2) commercial paper, structured notes and Rule 144A securities.

Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Valuation Risk: The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

MANAGEMENT OF NEW FUND

The Natixis Funds family (as defined below) currently includes 23 mutual funds, including the Fund. The Natixis Funds family had combined assets of $24.32 billion as of March 31, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). The Delafield Select Fund, the Natixis Income Funds, Natixis Diversified Portfolios, Natixis Equity Funds, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Gateway Fund and Natixis Cash Management Trust – Money Market Series (the “Money Market Fund”), constitute the “Natixis Funds.”

Fund Adviser

Reich & Tang Asset Management, LLC, which is registered as an investment adviser with the Securities and Exchange Commission (the “Commission”), is the Fund’s investment adviser. Delafield Asset Management, a division of Reich & Tang which focuses on equity investing, will manage the Fund’s portfolio. The Adviser’s principal business office is located at 600 Fifth Avenue, New York, New York 10020. As of March 31, 2008, the Adviser served as the investment manager, adviser or sub-adviser with respect to assets aggregating $18.4 billion. The Adviser has been an investment adviser since 1970 and currently is manager or sub-adviser of 18 registered investment companies, of which it acts as administrator for 9. Reich & Tang advises institutions, foundations, private funds, and high net-worth individuals. The Adviser is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”). Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial services entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse Nationale des Caisses d’Epargne, a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.4 billion in assets under management as of March 31, 2008.

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Reich & Tang currently provides investment management services to Reich & Tang Concentrated Portfolio, L.P., a Delaware limited partnership (the “Partnership”). It has been proposed that the Partnership be acquired by the Fund, a series of Natixis Funds Trust II, an open-end investment management company registered under the 1940 Act on or about September 26, 2008. If the acquisition is approved, the Fund will acquire all of the assets and assume all of the liabilities of the Partnership in exchange for shares of the Fund (the “Reorganization”). It is expected that as a result of the Reorganization, the Fund will succeed to the performance of the Partnership. It is expected that the Fund will not be the accounting successor to the Partnership.

Advisory Agreement

A discussion of the factors considered by the Board of Trustees in approving the Fund’s investment advisory contract will be included in the Fund’s initial annual report.

Portfolio Managers

Assuming the Reorganization occurs as described above, the following persons, who are currently employed by the Partnership, will manage the portfolio of the Fund.

J. Dennis Delafield

Mr. Delafield is Chief Executive Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang Asset Management, LLC since 1991. He has been a portfolio manager of the Fund since June 25, 2008. Mr. Delafield was previously a portfolio manager of the Partnership from June 2005 to September 2008. Mr. Delafield received a B.A. from Princeton University in 1957.

Charles W. Neuhauser

Mr. Neuhauser is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang Asset Management, LLC since 2005. He has been a portfolio manager of the Fund since June 25, 2008. Mr. Neuhauser was a portfolio manager of the Partnership from November 2003 to September 2008. Mr. Neuhauser received a B.A. from Columbia University in 1980.

Vincent Sellecchia

Mr. Sellecchia is Chief Investment Officer and a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang Asset Management, LLC since July 1998. He has been a portfolio manager of the Fund since June 25, 2008. Mr. Sellecchia was a portfolio manager of the Partnership from July 1998 to September 2008. Mr. Sellecchia received a B.A. from Boston College in 1974 and an M.B.A. from New York University in 1976.

Donald Wang

Mr. Wang is a Manager/Analyst of Delafield Asset Management. He has also been a Managing Director of Reich & Tang Asset Management, LLC since 2005. He has been a portfolio manager of the Fund since June 25, 2008. Mr. Wang was a portfolio manager of the Partnership from November 2003 to September 2008. Mr. Wang received a B.S. from New York University in 1989.

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Please see the Fund’s Statement of Additional Information (“SAI”) for information on Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Portfolio Trades

In placing portfolio trades, the Adviser may use brokerage firms that market the Fund’s shares or are affiliated with Natixis US and the Adviser. In placing trades, the Adviser will seek to obtain the best combination of price and execution, which involves a number of subjective factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to Commission exemptive relief, the Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisers”) or its affiliates (“Central Funds”). The Central Funds currently include the Money Market Fund and Daily Income Fund. Daily Income Fund is advised by Reich & Tang, and the Money Market Fund is advised by Natixis Advisors and subadvised by Reich & Tang. Because Natixis Advisors and Reich & Tang are both subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Fund may also make investments in related investment companies to the extent permitted by Commission regulation.

Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the credit facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis, Sayles & Company, L.P., AEW Management and Advisors, L.P., BlackRock Investment Management, LLC (“BlackRock”), Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisers, LLC, Harris Associates L.P., Hansberger Global Investors, Inc., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers (except for BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund and other funds are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility described above only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders.

Securities Lending. The Fund may lend a portion of its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Non-Principal Investment Strategies” in the Fund’s SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending

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involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. Investments of cash collateral may also lose value or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan, and may realize losses on the collateral investments or be required to liquidate other portfolio securities to satisfy its obligations. The Fund may pay lending fees to the party arranging the loan.

Fund Services

CHOOSING A SHARE CLASS

Shareholders of the Partnership at the time of the Reorganization will receive Class Y shares of the Fund, which are described below. The Fund’s other share classes are described in the prospectus for Class A and Class C shares (the “Class A and C Prospectus”).

Class Y Shares

•	You do not pay a sales charge when you buy Fund Class Y shares. See the section “Sales Charges.”

•	You do not pay a redemption fees when you sell Fund Class Y shares.

Certificates will not be issued for any class of shares.

The following chart shows the investment minimums for various types of accounts:

Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$100,000	$100
For shareholders participating in Wrap Fee Programs	$0	$0
Retirement Plans Such As 401(a), 401(k), 457 or 403(b)	$0	$0
Certain Individual Retirement Accounts (if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the funds set forth above).	$0	$0
Service Accounts (through an omnibus account)	$0	$0

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

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Minimum Balance Policy

Holders of Class Y shares of the Fund are not subject to a minimum balance policy. The minimum balance policy for Class A and C shares of the Fund is described in the Class A and C Prospectus.

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SALES CHARGES

Class Y shares are not subject to any sales charge or contingent deferred sales charge (“CDSC”). Any sales charge or CDSC that may apply to Class A or Class C shares of the Fund are described in the Class A and C Prospectus.

COMPENSATION TO SECURITIES DEALERS

The Distributor, the Adviser and their affiliates may, out of their own resources, make payments to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Investment Dealer

• Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail

•        Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•        Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.

•        Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions”.

•        Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.

•        Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).

•        Shares purchased by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”

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By Exchange (See the section “Exchanging Shares” for more details.)

	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	• Call your investment dealer or Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to request an exchange.

By Wire

•        Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 6412-9579.

•        Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.

•        Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.

•        Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.

Through Automated Clearing House (“ACH”)

• Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. • Ask your bank or credit union whether it is a member of the ACH system.

•        Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com to add shares to your account through ACH.

•        If you have not signed up for the ACH system, please call Natixis Funds or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

•        Shares purchased through ACH may not be available immediately for redemption. See the section “Selling Restrictions.”

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Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section “Restrictions on Buying, Selling and Exchanging Shares.”

Through Your Investment Dealer

• Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.

By Mail

•        Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”

• The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

•        Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.

•        Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order.

By Exchange (See the section “Exchanging Shares” for more details.)

• Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or by visiting www.funds.natixis.com.

• Call Natixis Funds or visit www.funds.natixis.com to request an exchange.

By Wire

• Complete the “Bank Information” section on your account application.

• Call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

• Proceeds will generally be wired on the next business day. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

• Ask your bank or credit union whether it is a member of the ACH system.

• Complete the “Bank Information” section on your account application.

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•        If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit www.funds.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.

• Call Natixis Funds or visit www.funds.natixis.com to request an ACH redemption.

• Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

• Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)

• Call Natixis Funds at 800-225-5478 or your financial representative for more information.

• Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.

A medallion signature guarantee protects you against fraudulent orders and is necessary if:

•	your address of record or bank account information has been changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

•	a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

•	the proceeds are sent by check, wire, or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

A notary public cannot provide a medallion signature guarantee. The Fund will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:

•	a financial representative or securities dealer;

•	a federal savings bank, cooperative, or other type of bank;

•	a savings and loan or other thrift institution, a credit union; or

•	a securities exchange or clearing agency.

In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements.

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Exchanging Shares

In general, you may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund or Loomis Sayles Fund that offers Class Y shares, for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares or for Class A shares of the Money Market Fund subject to certain restrictions noted below. Certain Funds that offer Institutional Class shares may be subject to redemption fees. The exchange must be for the minimum to open an account or the total net asset value of your account, whichever is less. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the Commission, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same fund. Shareholders will not be charged any redemption fee or exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities, or small cap securities) may also have increased exposure to these risks. The Board of Trustees has adopted the following policies to address such trading.

The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described above under “Selling Shares.”

Limits on Frequent Trading. Without limiting the right of the Fund and the Distributor to reject any purchase or exchange order, the Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in the Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the Fund. The above limits are applicable whether you hold shares directly with the Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Fund and the Distributor may consider to be “market timing.”

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Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. The Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund, the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity.

Accounts Held by Financial Intermediaries. The ability of the Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of the Fund’s underlying beneficial owners. In general, the Fund and the Distributor will review trading activity at the omnibus account level. If the Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive, short-term trading activity. If the Fund believes that a shareholder has engaged in market timing or other excessive, short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary.

Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

Purchase Restrictions

The Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Fund may not be able to open your account if the requested

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information is not provided. The Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

Selling Restrictions

The table below describes restrictions placed on selling shares of the Fund described in the Fund’s Prospectus. Please see the SAI for additional information regarding redemption payment policies:

Restriction	Situation
The Fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the Commission.

• During an emergency as permitted by the Commission.

• During any other period permitted by the Commission.

The Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of a dispute between registered owners or death of a registered owner.

• With suspicion/evidence of a fraudulent act.

The Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser or subadviser.

The Fund may withhold redemption proceeds for 10 days from the purchase date:	• When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.

Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

HOW FUND SHARES ARE PRICED

“Net asset value” is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees, as summarized below:

•

A share’s net asset value is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.

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•

The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received “in good order.”[1]

•

Requests received by the Fund after the NYSE closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the NYSE is open. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received by the transfer agent in “good order.” If the transfer agent receives the order in good order by 4:00 p.m. Eastern time, the shareholder will receive that day’s net asset value. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its net asset value and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the net asset value next determined after your investment dealer submits the order to the Fund.

•	A fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

[1]	Please see the “Buying Shares” section which provides additional information regarding who can receive a purchase order.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections “Buying Shares” and “Selling Shares.”

Generally, Fund securities are valued as follows:

•	Equity securities — market price or as provided by a pricing service if market price is unavailable.

•

Debt securities (other than short-term obligations) — based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

•	Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges – market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s net asset value is calculated.

•	Options — the Fund generally values exchange traded options at the average of the closing bid and asked quotations.

•

Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

•	All other securities — fair market value as determined by the Adviser the Fund pursuant to procedures approved by the Board of Trustees.

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As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s net asset value is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s net asset value may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund will generally distribute most or all of its net investment income (other than net long-term capital gains) in the form of dividends. The Fund expects to distribute dividends annually. The Fund expects to distribute all net realized long-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

•

Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”

•

Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

•	Receive all distributions in cash.

For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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Tax Consequences

Except where noted, the discussion below addresses only the U.S. Federal income tax consequences of an investment in the Fund and does not address any foreign, state or local tax consequences. You should consult your own tax advisor regarding your specific tax situation.

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company,” and thus does not expect to pay any federal income tax on income and capital gains that it distributes to shareholders. For more information, see the SAI.

Taxation of Distributions from the Fund. Distributions of investment income and gains from the sale of investments that the Fund owned for one year or less are generally taxable to Fund shareholders at ordinary income rates. Distributions of net capital gains from the sale of investments the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable.

For taxable years beginning on or before December 31, 2010, long-term capital gain rates applicable to individuals have been temporarily reduced to, in general, 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI.

Dividends and distributions declared by the Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes.

The Fund advises shareholders annually of the tax character of the Fund distributions they receive.

Sales or Exchanges of Fund Shares. A redemption, sale or exchange of the Fund’s shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of a gain or loss. Gain or loss, if any, recognized on a redemption, sale, exchange or other disposition of the Fund’s shares will generally be taxed as a long-term capital gain or loss if the Fund shares are capital assets in the shareholder’s hands and if the shareholder held the shares for more than one year. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term capital loss to the extent of any Capital Gain Dividends received with respect to such shares.

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Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. See the SAI for information on possible exceptions to this withholding requirement.

Backup Withholding. The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

You should consult your tax advisor for more information on your own situation, including possible federal, state or local taxes.

ADDITIONAL INVESTOR SERVICES

Natixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, 403(b) plans and other pension and profit sharing plans, to certain holders shares of the Natixis Funds, including holders of Class A or Class C shares of the Fund. These investor services are described in the Class A and C Prospectus. These services are not applicable to holders of Class Y shares of the Fund.

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Appendix B

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Fund or the Partnership. Accordingly, limited partners should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of September     , 2008 by and between Reich & Tang Concentrated Portfolio L.P. (the “Acquired Fund”), a Delaware limited partnership, and Delafield Select Fund (the “Acquiring Fund”), a series of Natixis Funds Trust II, a Massachusetts business trust (the “Trust”).

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the known and unknown liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class Y shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the transfer of assets by the Acquired Fund to the Acquiring Fund in exchange for the Merger Shares constitute a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its partners of record as of the Exchange Date, each partner being entitled to receive that proportion of the Merger Shares that such partner is entitled to receive upon liquidation under the terms of the Acquired Fund’s limited partnership agreement (the “Limited Partnership Agreement”). Certificates representing the Merger Shares will not be issued. All issued and outstanding partnership interests in the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Limited Partnership Agreement, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved. The transactions referred to in the first sentence of this paragraph (c), together with the transactions referred to in paragraphs (a) and (b) above, are sometimes referred to herein as the “Reorganization.”

AGREEMENT

The Trust, on behalf of the Acquiring Fund, and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund. The Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to the best of its knowledge and agrees with the Acquired Fund that:

a. The Acquiring Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

b. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. The Acquiring Fund has no assets and liabilities, except for nominal shares issued and redeemed prior to the consummation of the transactions contemplated hereby.

d. The Trust is not in violation in any material respect of any provisions of its Fourth Amended and Restated Agreement and Declaration of Trust, as amended to date (the “Declaration of Trust”), or its Amended and Restated By-Laws (“By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

e. The prospectuses and statement of additional information of the Acquiring Fund, each dated                      and each as from time to time amended or supplemented (collectively, the “Acquiring Fund Prospectus”), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and (ii) did not as of such date and do not contain, with respect to the Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

f. There are no material legal, administrative or other proceedings pending or threatened against the Trust or the Acquiring Fund, which assert liability on the part of the Trust or the Acquiring Fund. Neither the Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings, nor is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

g. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

h. The Acquiring Fund has not commenced operations and has not yet filed its first federal income tax return. As of the Exchange Date, the Acquiring Fund will be classified as a corporation for federal income tax purposes. At the completion of its first taxable year, the Acquiring Fund will file its federal income tax return as a “regulated investment company” and until such time will take all steps necessary to ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

i. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Information Statement (each as defined in Section 1(p) herein) or the Acquiring Fund Prospectus.

k. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

l. The Merger Shares will be registered under the 1933 Act with the Securities and Exchange Commission upon effectiveness of the Registration Statement (as defined in Section 1(p) herein) and the issuance, offering and sale of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities or “Blue Sky” laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class Y shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All shares of the Acquiring Fund that are issued and outstanding have been, are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the

Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

o. The Acquiring Fund has not yet commenced investment operations.

p. The registration statement on Form N-14 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on behalf of the Acquiring Fund, which registers the Merger Shares issuable hereunder and is also the information statement of the Acquired Fund relating to the solicitation of the Acquired Fund’s limited partners referred to in Section 7 herein (together with the documents incorporated therein by reference, the “Acquired Fund Information Statement”), on the effective date of the Registration Statement and on the date hereof (i) did comply and does comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the effectiveness of the consent of the limited partners of the Acquired Fund referred to in Section 7, on the date hereof and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Information Statement did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (p) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Information Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Information Statement.

q. The Trust satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to the best of its knowledge and agrees with the Trust, on behalf of the Acquiring Fund that:

a. The Acquired Fund is a Delaware limited partnership duly formed and validly existing under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101 et seq.) (the “Act”) and has power to own all of its properties and assets and to carry out this Agreement. The Acquired Fund is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund or the Acquired Fund. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

b. A statement of assets, liabilities and partners’ capital, statement of operations, statement of changes in partners’ capital, schedule of investments and statement of cash flows of the Acquired Fund as of and for the period ended December 31, 2007 have been furnished to the Acquiring Fund prior to the Exchange Date. The Acquired Fund’s statement of assets, liabilities and partners’ capital fairly presents the financial position of the Acquired Fund as of such date and said statements of operations and changes in partners’ capital fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

c. Since December 31, 2007 there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (c) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

d. The Acquired Fund is not in violation in any material respect of any provision of its Limited Partnership Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

e. The confidential private offering memorandum of the Acquired Fund dated April 15, 2005, as from time to time supplemented (including through letters sent to the limited partners) (the “Confidential Memorandum”), previously furnished to the Acquiring Fund, did not contain as of such date and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

f. The Acquired Fund’s investment operations from July 31, 1998 to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Confidential Memorandum.

g. At the Exchange Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and all other assets and known and unknown liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

h. There are no material legal, administrative or other proceedings pending or threatened against the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

i. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Acquired Fund Information Statement, or have been disclosed or made available to Natixis Asset Management Advisors, L.P.

j. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund’s statement of assets and liabilities as of December 31, 2007 referred to above and those incurred in the ordinary course of its business since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December, 2007 whether or not incurred in the ordinary course of business.

k. The Acquired Fund is classified as a partnership for federal and state income tax purposes. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of the general partner of the Acquired Fund (the “General Partner”), are required to have been filed by the Acquired Fund by such date and will have paid all federal and other taxes shown to be due on said returns or otherwise required to be paid by it. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

l. The Acquired Fund, has and, at the Exchange Date, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2007 referred to in Section 2(b) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make in the ordinary course of business since such date, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

m. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

n. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or “Blue Sky” laws.

o. [Intentionally omitted.]

p. All of the issued and outstanding limited partnership interests of the Acquired Fund have been offered for sale and sold in compliance with Regulation D under the 1933 Act and in conformity with all other applicable federal and state securities laws (including any applicable exemptions therefrom).

q. The limited partners of the Acquired Fund are duly admitted to the Acquired Fund as limited partners of the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund partnership interests, nor is there outstanding any security convertible into any of the Acquired Fund partnership interests.

r. The Acquired Fund Information Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the effectiveness of the consent of the limited partners of the Acquired Fund referred to in Section 7 and on the Exchange Date, the Acquired Fund Information Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Information Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Information Statement.

s. The Acquired Fund has no material contracts or other commitments (other than this Agreement, such other contracts as may be entered into in the ordinary course of its business and such other contracts as have been previously disclosed or made available to Natixis Asset Management Advisors, L.P.) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

t. The information provided by the Acquired Fund for use in the Registration Statement and Information Statement was accurate and complete in all material respects when supplied and complied with federal securities and other laws and regulations applicable thereto in all material respects, and has remained accurate and complete and in such compliance through the date hereof.

u. Reich & Tang Asset Management, LLC does not have any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees or expenses or other amounts from the Acquired Fund.

v. The Acquired Fund is not an investment company within the meaning of Section 3(a) of the 1940 Act pursuant to the exception from the definition of “investment company” set forth in Section 3(c)(1) of the 1940 Act.

3. Reorganization.

a. Subject to the requisite approval of the limited partners of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent, in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the partners of the Acquired Fund in complete liquidation of the Acquired Fund.

b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

d. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquired Fund or the Acquiring Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Trust and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within seven business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities. Each of the Acquired Fund and the Trust, on behalf of the Acquiring Fund, hereby agrees to cooperate with the other party in valuing the securities held by the Acquired Fund.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the partners of the Acquired Fund by establishing open accounts for each Acquired Fund partner on the transfer records of the Acquiring Fund. The Acquiring Fund and the Acquired Fund agree to cooperate in the establishment of such open accounts. Certificates representing Merger Shares will not be issued to Acquired Fund partners. Certificates representing partnership interests of the Acquired Fund, if any, shall automatically be cancelled and each holder of a certificate representing shares of the Acquired Fund shall cease to have any rights with respect thereto, except the right to receive Merger Shares as provided herein.

e. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise.

5. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 5, Natixis Global Asset Management, L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund including the costs and expenses of the dissolution of the Acquired Fund, including without limitation the costs and expenses of any state or federal filings to terminate the existence of Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, Natixis Global Asset Management, L.P. or its affiliates will pay or reimburse the Acquiring Fund for all governmental fees required in connection with the registration or qualification of the Merger Shares issued in connection with the reorganization described in this Agreement.

b. In the event the transactions contemplated by this Agreement are not consummated, then Natixis Global Asset Management, L.P. agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

d. Notwithstanding any of the foregoing, costs and expenses of the Acquiring Fund will in any event be paid by the Acquiring Fund if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of the Acquiring Fund as a “regulated investment company” within the meaning of Subchapter M of the Code.

6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116, as of the close of business on September, 2008, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Consent of Limited Partners; Dissolution.

a. The Acquired Fund shall solicit the consent of the Acquired Fund’s limited partners to the Acquired Fund’s execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Limited Partnership Agreement in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

c. The Acquiring Fund shall have filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

8. Conditions to the Acquiring Fund’s Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by the General Partner or its affiliates, and a certificate of the General Partner, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2007, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of the General Partner representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of December 31, 2007 or in the Acquired Fund’s statement of assets and liabilities as of the Valuation Time that are not so reflected.

b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by principal executive employees (e.g., directors, managers) of the General Partner certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

d. That the Acquiring Fund shall have received an opinion of Seward &Kissel LLP, counsel to the Acquired Fund, dated the Exchange Date (which opinion would be based upon certain factual representations provided by the Acquired Fund and subject to certain qualifications), to the effect that (i) the Acquired Fund is a limited partnership duly formed and validly existing and in good standing under the Act; (ii) this Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming that the Registration Statement, and the Acquired Fund Information Statement comply with the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the

Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors’ rights generally and other equitable principles; (iii) the Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, to the knowledge of such counsel, violate the Limited Partnership Agreement of the Acquired Fund, or, to the knowledge of such counsel without having made any investigation, any provision of any material agreement known to such counsel to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquired Fund is party or by which either of them is bound; (v) to the knowledge of such counsel without having made any investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or “Blue Sky” laws; (vi) the Limited Partnership is not an “investment company” within the meaning of Section 3(a) of the 1940 Act; and (vii) to the knowledge of such counsel, without having made any investigation, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Information Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of the General Partner. Such opinion may also state that such counsel is relying upon positions with respect to enforcement action set forth by the staff of the Securities and Exchange Commission in “no-action” letters and therefore is not free from doubt.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date (which opinion would be based upon certain factual representations provided by the Acquiring Fund and the Acquired Fund and subject to certain limitations and qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) pursuant to Section 351 of the Code, the Acquired Fund will recognize no gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities pursuant to the Reorganization; (ii) the Acquired Fund’s basis in the shares of the Acquiring Fund received in connection with the Acquired Fund’s transfer of its assets to the Acquiring Fund will equal the Acquired Fund’s basis in the assets exchanged therefor, reduced by the amount of the liabilities assumed by the Acquiring Fund in the transaction or to which such assets are subject; (iii) the Acquired Fund’s holding period for the shares of the Acquiring Fund received in connection with the Acquired Fund’s transfer of its assets to the Acquiring Fund will be based on and include the period during which the Acquired Fund held such assets, provided that such assets were held as a capital asset at the time of such transfer; (iv) the Acquiring Fund will recognize no gain or loss on its acquisition of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities; (v) the Acquiring Fund’s basis in the assets transferred by the Acquired Fund will equal the Acquired Fund’s basis in such assets immediately before the Reorganization, except to the extent that such basis is required to be adjusted pursuant to Section 362(e) of the Code; (vi) the Acquiring Fund’s holding period for the assets transferred by the Acquired Fund will include the Acquired Fund’s holding period for the assets immediately before the transfer; (vii) the Acquired Fund will recognize no gain or loss on the distribution of its assets to its partners pursuant to the liquidation of the Acquired Fund; (viii) an Acquired Fund limited partner will recognize no gain or loss on the distribution of shares of the Acquiring Fund by the Acquired Fund to such limited partner pursuant to the liquidation of the Acquired Fund, except that gain will be recognized by a limited partner to the extent that any money distributed or deemed distributed pursuant to Code Section 752 to the limited partner in the Reorganization exceeds the adjusted basis of such limited partner’s interest in the Acquired Fund immediately before the Reorganization; (ix) the aggregate basis in the Acquiring Fund shares received by a limited partner of the Acquired Fund pursuant to the liquidation of the Acquired Fund will equal the adjusted basis of such limited partner’s interest in the Acquired Fund immediately prior to the Reorganization, reduced by any money distributed or deemed distributed to such limited partner in the Reorganization; and (x) the holding period for shares of the Acquiring Fund received by a limited partner of the Acquired Fund pursuant to the liquidation of the Acquired Fund will be based on and include the period during which the Acquired Fund is treated as having held those shares under (iii) above. For the avoidance of doubt, the opinion will not address the tax consequences to the Acquired Fund, its limited partners or the Acquiring Fund of the payment by Natixis Global Asset Management, L.P. of costs and expenses incurred in connection with the Reorganization as provided in Section 5 of this Agreement.

f. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of limitations in the Trust’s Declaration of Trust or By-Laws or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

g. That all actions taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

h. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the General Partner, as to the tax basis to the Acquired Fund of the Investments delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax basis as the Acquiring Fund may reasonably request.

i. That the Acquired Fund’s custodian (the “Acquired Fund’s Broker”), which maintains custody of the Acquired Fund’s funds, shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by the Acquired Fund’s Broker as of the Valuation Time.

j. That the General Partner shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of the General Partner as of the Exchange Date, (ii) a certificate setting forth the value of the partnership interests of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of partnership interests of the Acquired Fund and the value of partnership interests held of record by each such limited partner.

k. That all of the issued and outstanding limited partnership interests of the Acquired Fund shall have been offered for sale and sold in compliance with Regulation D under the 1933 Act and sold in conformity with all applicable state securities or “Blue Sky” laws (including any applicable exemptions therefrom) and, to the extent that any examination of the records of the Acquired Fund or by the Acquiring Fund or its agents shall have revealed otherwise, the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws.

l. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite consent of the holders of the outstanding partnership interests of the Acquired Fund entitled to vote.

m. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since the date hereof.

b. That the Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund a document dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the known and unknown liabilities of the Acquired Fund existing as of the Valuation Time.

c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date (which opinion would be based upon certain factual representations provided by the Acquiring Fund and subject to certain qualifications), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares duly formed and validly existing under the laws of the Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Information Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors’ rights generally and other equitable principles; (iii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iv) the Registration Statement and all post-effective amendments filed with the Commission on or before the Closing Date, if any, has become effective under the 1933 Act, and based upon oral inquiries to the Commission staff on such date, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for any such purpose is pending or threatened by the Commission; (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, to the knowledge of such counsel, violate the Declaration of Trust or By-Laws of the Trust, or, to the knowledge of such counsel without having made any investigation, any provision of any material agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel without having made any investigation, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the

Declaration of Trust, By-Laws or then-current prospectuses or statement of additional information of the Trust, such counsel may rely upon a certificate of an officer of the Trust; (vi) to the knowledge of such counsel without having made any investigation, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or “Blue Sky” laws; (vii) the Trust is registered with the Commission as an investment company under the 1940 Act and, to the knowledge of such counsel, the Commission has not issued to the Acquiring Fund notice of any hearing or other proceeding to consider suspension or revocation of such registration; and (viii) to the knowledge of such counsel, without having made any investigation, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. Such opinion may also state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Information Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its limited partners and the General Partner. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust or By-Laws or then-current prospectus or statement of additional information. Such opinion may also state that such counsel is relying upon positions with respect to enforcement action set forth by the staff of the Securities and Exchange Commission in “no-action” letters and therefore is not free from doubt.

f. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations provided by the Acquiring Fund and the Acquired Fund and subject to certain limitations and qualifications), substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) pursuant to Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund will recognize no gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for the Merger Shares and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities pursuant to the Reorganization; (ii) the Acquired Fund’s basis in the shares of the Acquiring Fund received in connection with the Acquired Fund’s transfer of its assets to the Acquiring Fund will equal the Acquired Fund’s basis in the assets exchanged therefor, reduced by the amount of the liabilities assumed by the Acquiring Fund in the transaction or to which such assets are subject; (iii) the Acquired Fund’s holding period for the shares of the Acquiring Fund received in connection with the Acquired Fund’s transfer of its assets to the Acquiring Fund will be based on and include the period during which the Acquired Fund held such assets, provided that such assets were held as a capital asset at the time of such transfer; (iv) the Acquiring Fund will recognize no gain or loss on its acquisition of all the assets of the Acquired Fund solely in exchange for the

Acquiring Fund’s shares and its assumption of the Acquired Fund’s liabilities; (v) the Acquiring Fund’s basis in the assets transferred by the Acquired Fund will equal the Acquired Fund’s basis in such assets immediately before the Reorganization; except to the extent that such basis is required to be adjusted pursuant to Section 362(e) of the Code, (vi) the Acquiring Fund’s holding period for the assets transferred by the Acquired Fund will include the Acquired Fund’s holding period for the assets immediately before the transfer; (vii) the Acquired Fund will recognize no gain or loss on the distribution of its assets to its partners pursuant to the liquidation of the Acquired Fund; (viii) an Acquired Fund limited partner will recognize no gain or loss on the distribution of shares of the Acquiring Fund by the Acquired Fund to such partner pursuant to the liquidation of the Acquired Fund, except that gain will be recognized by a limited partner to the extent that any money distributed or deemed distributed pursuant to Code Section 752 to the limited partner in the Reorganization exceeds the adjusted basis of such limited partner’s interest in the Acquired Fund immediately before the Reorganization; (ix) the aggregate basis in the Acquiring Fund shares received by a limited partner of the Acquired Fund pursuant to the liquidation of the Acquired Fund will equal the adjusted basis of such limited partner’s interest in the Acquired Fund immediately prior to the Reorganization, reduced by any money distributed or deemed distributed to such limited partner in the Reorganization; and (x) the holding period for shares of the Acquiring Fund received by a limited partner of the Acquired Fund pursuant to the liquidation of the Acquired Fund will be based on and include the period during which the Acquired Fund is treated as having held those shares under (iii) above. For the avoidance of doubt, the opinion will not address the tax consequences to the Acquired Fund, its limited partners or the Acquiring Fund of the payment by Natixis Global Asset Management, L.P. of costs and expenses incurred in connection with the Reorganization as provided in Section 5 of this Agreement.

g. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Seward & Kissel LLP.

h. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite consent of the holders of the outstanding partnership interests of the Acquired Fund entitled to vote.

i. That the Registration Statement on Form N-1A of the Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10. [Intentionally Omitted.]

11. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Trust and the Trustees and officers of the Trust (for purposes of this Section 11(a), the “Trust Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Trust Indemnified Parties may be involved or with which any one or more of the Trust Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquired Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact contained in the Confidential Memorandum, or, to the extent based on or derived from the Confidential Memorandum or other documents or information provided by the Acquired Fund, contained in the Registration Statement or the Acquired Fund Information Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Trust Indemnified Parties will notify the Acquired Fund in writing within ten days after the receipt by any one or more of the Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this Section 11(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 11(a) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Trust Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Acquired Fund and the General Partner (for purposes of this Section 11(b), the “Acquired Fund Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Acquired Fund Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Acquired Fund Indemnified Parties may be involved or with which any one or more of the Acquired Fund Indemnified Parties may be threatened by reason of any breach of any representation or warranty of the Acquiring Fund contained in this Agreement or untrue statement or alleged untrue statement of a material fact (except to the extent based on or derived from the Confidential Memorandum or other documents or information provided by the Acquired Fund) contained in the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Information Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, including, without limitation, any amounts paid by any one or more of the Acquired Fund Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquiring Fund. The Acquired Fund Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Acquired Fund Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Acquired Fund Indemnified Party as to any matters covered by this Section 11(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Acquired Fund Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Acquired Fund Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 11(b) to indemnify and hold harmless the Acquired Fund Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Acquired Fund Indemnified Parties’ first paying the same.

12. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission payable by either the Acquired Fund or the Trust arising out of the transactions contemplated by this Agreement.

13. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the General Partner of the Acquired Fund and a majority of the Trustees of Trust terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the General Partner of the Acquired Fund or Trustees of the Trust (or an officer authorized by such Trustees) may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund limited partner who is, to the knowledge of the Acquired Fund, an “affiliate” of the Acquired Fund on such date.

16. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto (except that amendments to provisions other than those in Section 5 hereof shall not require the signature of Natixis Asset Management Advisors, L.P.), and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

17. Waiver. At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the General Partner of the Acquired Fund and the Trustees of the Acquiring Fund (or an officer authorized by such Trustees), may waive any condition to its respective obligations hereunder.

18. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Acquired Fund at 600 Fifth Avenue, 8th Floor, New York, New York 10020 and to the Trust at 399 Boylston Street, 6th Floor, Boston, Massachusetts 02116.

20. Recourse. All persons dealing with the Acquiring Fund or the Acquired Fund (each, a “Fund”) must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the Trustees, directors, officers, agents, shareholders of the Acquiring Fund nor the General Partner or any limited partner of the Acquired Fund, or other series of the Trust assume any liability for obligations entered into on behalf of the Acquiring Fund and the Acquired Fund.

21. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Plan of Reorganization. The parties hereby agree that the Plan of Reorganization for the transactions contemplated hereby is as set forth on the first page of this agreement.

24. Declaration of Trust. A copy of the Declaration of Trust of is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Acquiring Fund as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquiring Fund.

*    *    *    *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

REICH & TANG CONCENTRATED PORTFOLIO L.P.
By: Reich & Tang Asset Management LLC, General Partner

By:
Name:
Title:

NATIXIS FUNDS TRUST II,
on behalf of its Delafield Select Fund

By:
Name:
Title:

Agreed and accepted as to Sections 5 only NATIXIS GLOBAL ASSET MANAGEMENT, L.P.

By:
Name:
Title:

[SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION]

Appendix C

COMPARISON OF MATERIAL PROVISIONS IN THE

ORGANIZATIONAL DOCUMENTS OF THE PARTNERSHIP AND THE TRUST

The following chart highlights material differences in the Limited Partnership Agreement of the Partnership (the “Partnership Agreement”), and the Agreement and Declaration of Trust (the “Declaration of Trust”) and by-laws of the Trust, in addition to those discussed under “Partnership Agreement; Declaration of Trust and By-Laws” in the Prospectus/Proxy Statement. With respect to the Trust, most of the provisions summarized below are in the Declaration of Trust. However, provisions marked with “*” are found in the Trust’s by-laws.

This summary is intended as a summary only and is qualified in its entirety by reference to the Partnership Agreement, Declaration of Trust and By-Laws.

Trust/Partnership
No Preemptive Rights	• Trust - Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

• Partnership – There is no corresponding provision in the Partnership Agreement.

Election of the Trustees

•        Trust - The Trustees may fix the number of Trustees, fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The shareholders may fix the number of Trustees and elect Trustees at any meeting of shareholders called by the Trustees for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

• Partnership – There is no corresponding provision in the Partnership Agreement.

Trust/Partnership
Removal of the Trustees/ Removal of the General Partner

•        Trust - No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust’s custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee to the extent required by the 1940 Act.

•        Partnership - Upon written request to the Partnership by at least 10% of the “Unrelated Limited Partners,”[1] the Partnership shall submit to the unrelated limited partners a proposal to remove the General Partner and appoint a successor general partner. Such proposal shall be in the form of a written consent and shall be delivered to each Unrelated Limited Partner. The General Partner shall be removed and a successor shall be appointed upon the affirmative vote by written consent of Unrelated Limited Partners having in the aggregate more than a majority in-interest of all Unrelated Limited Partners.

Powers of the Trustee/ Powers of the General Partner

•        Trust - Trustees have general powers subject to the Declaration of Trust. The Trustees may appoint “from their own number” and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine. The Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act (or exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission)) of the Trust shall have the power to hire employees and other agents and experts necessary to carry out their duties, as determined by the Trustees of the Trust who are not interested persons of the Trust in their discretion.

•        Partnership - The General Partner shall have the power on behalf of the Partnership: (i) to retain an investment adviser; (ii) to open, maintain and close bank accounts; (iii) to enter into, make and perform any contracts, agreements or other undertakings the General Partner may deem advisable in conducting the business of the Partnership; and (iv) generally, to act for the Partnership in all matters incidental to the Partnership business.

Payment of Expenses

•        Trust - The Trust (or series or class, as applicable) will pay its own expenses, including without limitation, brokerage commissions and charges, transfer taxes, interest, legal and audit expenses and the fees payable to the investment adviser. The Trustees shall have the power, as frequently as they may determine, to cause each shareholder, or each shareholder of any particular series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

[1]

The Partnership Agreement defines an “Unrelated Limited Partner” as a limited partner (or any immediate family member of such limited partner ) that (i) does not control, is not controlled by, or is not under common control with, the General Partner, or (ii) does not serve as a director, officer or employee of the General Partner or a person that controls, is controlled by, or is under common control with the General Partner.

Trust/Partnership

•        Partnership – The Partnership bears all expenses relating to its existence and operations (other than organizational expenses), including, without limitation, brokerage commissions and charges, transfer taxes, interest, legal and auditing expenses and the fee payable to the investment adviser.

Meetings of Shareholders/ Limited Partners

•        Trust - Meetings of the shareholders may be called by the Trustees for the purpose of electing Trustees and for other purposes. Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice as specified therein, or by facsimile or other electronic transmission.

•        Partnership - There is no similar provision for the Partnership. All action by the Partnership is taken by written consent (as described elsewhere in this table) or in the sole discretion of the General Partner.

Notice of Meeting

•        Trust - Notice of a special meeting must be given either 24 or 48 hours in advance, depending on the means of delivery. Except as required by law, neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.*

•        Partnership - There is no corresponding provision for the Partnership.

Proxies

•        Trust - The placing of a shareholder’s name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such shareholder shall constitute execution of such proxy by or on behalf of such shareholder.*

• Partnership – There is no corresponding provision in the Partnership Agreement.

Quorum and Required Vote

•        Trust - Except when a larger quorum is required by law, by the by-laws or by the Declaration of Trust, 30% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series or classes is to vote as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the shares of each such class entitled to vote shall constitute a quorum at a shareholders’ meeting of that class. When a quorum is present at any meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of the Declaration of Trust or the by-laws or by law. If any question on which the shareholders are entitled to vote would adversely affect the rights of any series or class of shares, the vote of a majority (or such larger vote as is required as aforesaid) of the shares of such series or class which are entitled to vote, voting separately, shall also be required to decide such question.

•        Partnership – The Partnership Agreement does not provide general voting rights for limited partners. However, it does provide that limited partners may remove the General Partner and appoint a successor general partner upon the affirmative vote by written consent of Unrelated Limited Partners having in the aggregate more than a majority in-interest of all Unrelated Limited Partners. It also provides that, except with respect to the provision relating to admitting a new General Partner, the General Partner may not amend the Partnership Agreement without the consent of any limited partners if the amendment would adversely affect any limited partner. Such an amendment would have to be approved by a majority in-interest of all partners.

Trust/Partnership
Adjournments

•        Trust - Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

•        Partnership – Because the limited partners act by written consent, the Partnership Agreement has no corresponding provision.

Shareholder / Limited Partner Action by Written Consent

•        Trust - Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as shall be required) and holding a majority (or such larger proportion as aforesaid) of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

•        Partnership – With respect to removing the General Partner and amending the Partnership Agreement, as described above, limited partners act by written consent.

Distributions

•        Trust - If the net income of any series or class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each shareholder of such series or class shall constitute a liability of such shareholder to that series or class which shall be paid out of such shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such shareholder, (y) by reducing the number of shares of that series or class in the account of such shareholder or (z) otherwise.

•        Partnership – The Partnership Agreement does not have a corresponding provision.

Redemptions, Withdrawals and Repurchases

•        Trust - Payment for shares shall be made by the Trust to the shareholder within seven days after the date on which the request for redemption of shares is made. The Trust may redeem a shareholder “in-kind” through the distribution of securities.

•        Partnership – A partner may withdraw any part of his or her interest in the Partnership only at the end of any “valuation period” (generally, the period consisting of each calendar month of the year) upon giving notice to the Partnership of his or her intention to make such withdrawal not less than 15 days before the end of such valuation period. Partners withdrawing all of their interests are deemed to have retired at the end of the valuation period in which notice of such withdrawal is given. Unless the Partnership Agreement otherwise provides, the General Partner may in its sole and absolute discretion defer withdrawals in any month that withdrawal requests in the aggregate exceed 10% of the total value of the Partnership’s assets. In such cases, the General Partner may scale down pro rata the amount requested to be withdrawn in response to each withdrawal request. The General Partner

Trust/Partnership

may, if it deems it to be in the best interest of the Partnership, require any limited partner to retire in whole or in part from the Partnership. In the event that there is an “assignment” (as defined by the Investment Advisers Act of 1940) or upon retirement of the General Partner, a limited partner may withdraw all – but not part – of his or her interest by giving written notice to the Partnership. All amounts withdrawn by a limited partner shall be in cash or in securities selected by the General Partner or partly in cash and partly in such securities, each such security to be valued at its fair value as determined by the General Partner. In its sole discretion, without the consent or authorization of the limited partners, the General Partner may admit general partners or withdraw its entire capital account and retire from the Partnership at any time or from time to time, provided however, that the General Partner shall promptly so notify the limited partners.

Redemptions at the Option of the Trust/Partnership

•        Trust - The Trust shall have the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof (i) if the Trustees determine that such shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (ii) if the Trustees otherwise determine such redemption to be necessary or appropriate.

•        Partnership – As described above under “Redemptions, Withdrawals and Repurchases,” the General Partner may in its sole discretion require withdrawal of any limited partner if the General Partner, in its discretion, deems it to be in the best interest of the Partnership to do so.

Determination of Partnership Net Worth, and Net Asset Value (“NAV”)

•        Trust – The by-laws of the Trust require that NAV be determined in a manner that is consistent with 1940 Act, and may be made by the Trustees or officers or agents designated from time to time.*

•        Partnership – For the purposes of determining the net worth of the Partnership, marketable securities that are listed on a national securities exchange shall be valued at their last sales price upon the date of determination or, if no sales occurred on such day, at the mean between the high ‘bid’ or the low ‘asked’ prices at the close of business on such day. Marketable securities that are not listed shall be valued at their last closing ‘bid’ prices. However, if the securities constitute a block that is so large in relation to the size and amount of the actual sales on such exchange or in the market on such day that, the General Partner’ judgment, such market price does not fairly reflect the value of the securities, then the block shall be valued by such other method as shall be deemed by the General Partner to reflect fairly the fair market value of the securities.

Trust/Partnership

Indemnification - General

•        Trust - The Trust shall indemnify each of its Trustees and officers against all liabilities and expenses before any court or administrative or legislative body, by reason of any alleged act or omission as a Trustee or officer. However, no Trustee is protected against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

•        Partnership - The Partnership will, to the fullest extent legally permissible under the laws of the State of Delaware, indemnify the General Partner, any employee, principal, officer or affiliate of the General Partner, and any persons designated to wind up the affairs of the Partnership against any and all loss, liability or expense reasonably incurred or suffered in connection with the performance by the General Partner or other persons of their responsibilities to the Partnership; provided that, the General Partner and such other person shall not be indemnified for losses resulting from their own willful misconduct or gross negligence.

Indemnification of Shareholders/ Limited Partners

•        Trust - In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

•        Partnership - There is no corresponding provision in the Partnership Agreement.

Procedures for Derivative Actions

•        Trust - No shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the shareholders.

•        Partnership - There is no corresponding provision in the Partnership Agreement.

Trust/Partnership
Procedures for Indemnification

•        Trust - As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such “Covered Person” (each of the Trust’s Trustees and officers) has not acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if: (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person has acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.* Any approval pursuant to this provision shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this provision as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.*

•        Partnership - There is no corresponding provision in the Partnership Agreement.

Advances

•        Trust – Expenses, including counsel fees so incurred by any Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust to a Trustee who is not an “interested person” of the Trust and may be paid from time to time by the Trust to a Trustee who is an “interested person” of the Trust or to an officer in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized.* Either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against

Trust/Partnership

losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification.* For purposes of the determination or opinion referred to in clause (c), the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.*

•        Partnership – There is no corresponding provision in the Partnership Agreement.

Limitation of Liability - Trustees, Officers, Employees and Agents

•        Trust - No Trustee, officer, employee or agent of the Trust shall be subject to any liability to any person in connection with Trust property or the affairs of the Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager or principal underwriter of the Trust or for the act or omission of any other Trustee. No Trustee who has special skills or expertise, or as having any other special appointment, designation or identification, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled.

•        Partnership - No limited partner shall be liable for any liabilities, or for the payment of any debts or obligations, of the Partnership unless she or he takes part in the management or control of the Partnership.

Limitation of Liability - Shareholders and Limited Partners

•        Trust – Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any shareholder, nor except as specifically provided herein to call upon any shareholder for the payment of any sum of money or assessment whatsoever other than such as the shareholder may at any time personally agree to pay. In addition, every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or shareholders or any other person individually.

•        Partnership – No limited partner shall be liable for any liabilities, or for the payment of any debts or obligations, of the Partnership unless she or he takes part in the management or control of the Partnership. The General Partner shall not be liable for honest mistakes in judgment or for losses due to such mistakes by it or its partners, directors, officers or employees, or by the investment adviser acting in its capacity as such, or for the negligence of brokers or other agents of the Partnership.

Duration, Termination and Dissolution of Trust/Partnership

•        Trust - The Trust or any series or class may be terminated at any time by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series, or by the Trustees by written notice to the shareholders. Nothing in the Declaration of Trust or the by-laws shall restrict the power of the Trustees to terminate any series or class of shares by written notice to the shareholders of such series, whether or not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets or similar transaction involving such series or class of shares.

Trust/Partnership

•        Partnership - The Partnership may be dissolved at the end of the first fiscal year and, thereafter, at the end of any valuation period by the General Partner. The retirement, resignation, death, legal incapacity, bankruptcy, dissolution, liquidation or expulsion of a General Partner shall dissolve the Partnership unless, if there is another General Partner, the remaining or surviving General Partner agrees to continue the business of the Partnership.

Reorganizations

•        Trust - The Trust, or any one or more series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any jurisdiction, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of any jurisdiction under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other jurisdiction, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of the Trust or relevant series.

•        Partnership – There is no corresponding provision in the Partnership Agreement.

Applicable Law	• Trust - Commonwealth of Massachusetts • Partnership - State of Delaware

Amendments

•        Trust - Except as specifically provided in the Declaration of Trust, the Trustees may without shareholder vote amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust. Shareholders have the right to vote (a) on any amendment that would affect their right to vote; (b) on any amendment to Section 8, “Amendments”; (c) on any amendment as may be required by law or by the Trust’s registration statement; and (d) on any amendment submitted to them by the Trustees.

•        Partnership - The General Partner may amend the Partnership Agreement without the consent of limited partners in any manner that does not adversely affect any limited partner. All other amendments must be approved by a majority in-interest of all limited partners, with the exception of the admission of a new general partner.

Trust/Partnership

Action by Consent

•        Trust - Except as required by law, any action required or permitted to be taken at any meeting of the Trustees may be taken without a meeting if a majority of the Trustees (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust or the by-laws) consent to the action in writing and such written consents are filed with the records of the meetings of the Trustees.*

•        Partnership – The Partnership Agreement does not have a corresponding provision. However, limited partners may act by written consent.

Chairman

•        Trust - Except as the Trustees or the by-laws shall otherwise determine or provide, the Chairman will preside at all meetings of the shareholders and of the Trustees. Except to the extent the Trustees otherwise determine, if the Chairman is absent for a meeting of the Board or if there is no Chairman, either the Chairman of the Contract Review and Governance Committee or the Chairman of the Audit Committee shall preside, as determined by the Board. Except as the Trustees otherwise determine, if the Chairman is absent for a meeting of the shareholders, the President of the Trust or such other officer of the Trust as is designated by the President shall preside. If the Trustees determine to have two or more Co-Chairmen of the Board, the duties of Chairman (including presiding at meetings of the Trustees) shall be shared among the Co-Chairmen in such manner as the Trustees may from time to time determine.*

•        Partnership – As the Partnership has no Board, there is no corresponding provision in the Partnership Agreement.

Trust/Partnership

Record Date

•        Trust - The record date shall be not more than 90 days before the date of any meeting of shareholders or the date for the payment of any dividend or of any distribution.*

•        Partnership - There is no corresponding provision in the Partnership Agreement.

Appendix D

LIMITED PARTNERSHIP INTERESTS AND OWNERSHIP INFORMATION

Limited Partnership Interests Outstanding of the Partnership (unaudited)

As of June 1, 2008, there were forty-three limited partners of the Partnership.

Ownership of Limited Partnership Interests (unaudited)

As of June 1, 2008, the General Partner and limited partners of the Partnership, as a group, owned 100% of the interests of the Partnership. As of June 1, 2008, the Fund had not commenced operations. As a result, the Trustees and officers of the Trust did not own any class of shares of the Fund.

Ownership of Shares Upon Consummation of Reorganization (unaudited)

The following table shows on a pro forma basis shareholders of record who would have owned 5% or more of the outstanding shares of the noted class of the Delafield Select Fund as of June 1, 2008, assuming the Reorganization had occurred on such date.

Fund and Class	Name and Address of Record Owner*	Number of Shares Owned	Percentage of Shares Owned Upon Consummation of Reorganization**
Delafield Select Fund - Class Y	Robert F. Hoerle IRA***	86,562	5.19%
	Oscar Tang IRA***	172,166	10.33%
	The Tang Fund***	326,348	19.58%
	Oscar L. Tang Grantor Trust***	95,906	5.75%
	August Associates***	161,513	9.69%
	Gerlach & Co., LLC c/o Dorchester Capital Partners Select Opportunities, LP 11111 Santa Monica Blvd. Suite 1250 Los Angeles, CA 90025	92,858	5.57%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed.

**	The column captioned “Percentage of Shares Owned Upon Consummation of Reorganization” assumes the Reorganization was consummated on June 1, 2008 and is for informational purposes only. No assurances can be given as to how many shares of the Fund will be received by the limited partners of the Partnership on the actual date on which the Reorganization will take place, and the foregoing should not be relied upon to reflect the number of shares of the Fund that actually will be received on or after such date.

***	c/o Reich & Tang Asset Management, LLC, 600 Fifth Avenue, 8th Floor, New York, NY 10020

D-1

Appendix E

The following is a description of restrictions on the investments to be made by the Fund. These restrictions are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

•

The Fund will not purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. (For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations).

•

The Fund may not make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

•	The Fund may not borrow money, except to the extent permitted under the 1940 Act.

•

The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

•

The Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

•

The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In addition to the investment restrictions discussed above, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. The Fund also will not invest 5% or more of the Fund’s total assets in warrants, and will not invest more than 2% of its total assets in warrants that are not listed on a national securities exchange. While the Fund has no present intention to invest a significant portion of its assets in foreign securities, the Fund may invest up to 15% of its total assets in the securities of foreign issuers and obligors. As noted above, the Fund may invest in the securities of small- and middle-capitalization companies, and may also invest up to 5% of its total assets in small, less well-known companies that have operated for less than three years. The Fund may not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws. The Fund is non-diversified under the 1940 Act, which means that the Fund is not limited to a percentage of its assets that it may invest in any one issuer.

E-1

The Partnership does not have any fundamental investment restrictions contemplated by the 1940 Act. The Partnership does not intend to make investments of more than 20% of its capital in any particular industry. In addition, the Partnership may invest in warrants. However, it will not purchase any warrant if, as a result of such purchase, 5% or more of the Partnership’s total assets would be invested in warrants. Included within that amount, but not to exceed 2% of the value of the Partnership’s total assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

E-2

Appendix F

MANAGEMENT OF THE FUND

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the Trustees and officers of the Trust. For purposes of this table and for purposes of this Appendix, the term “Independent Trustee” means those Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Appendix, the term “Interested Trustee” means those Trustees who are “interested persons” of the Trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 1984 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	40 None

Edward A. Benjamin (1938)	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired	40 None

Name and Year of Birth	Position Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held
Daniel M. Cain (1945)	Trustee since 1996 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee since 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	40 Director, M Fund Inc. (registered investment company)

Jonathan P. Mason (1958)	Trustee since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	40 None

Sandra O. Moose (1942)	Chairperson of the Board since November 2005 Trustee since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (International Power Company)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly Executive Dean for Administration Harvard Medical School and formerly, Dean of Finance and CFO, Harvard Medical School	40 None

INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002	President, Chairman, Director, and Chief Executive Officer, Loomis, Sayles & Company, L.P.; President and Chief Executive Officer, Loomis Sayles Funds I; Chief Executive Officer, Loomis Sayles Funds II	40 None

John T. Hailer[2] (1960)	Trustee since 2000	President and Chief Executive Officer, U.S. and Asia Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Executive Vice President, Loomis Sayles Funds I; formerly President, Loomis Sayles Funds II; formerly, President and Chief Executive Officer, Natixis Cash Management Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Gateway Trust	40 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the other funds in the fund complex (the “Fund Complex”). The Fund Complex includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. (“Natixis Advisers”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer of Natixis Distribution Corporation and Natixis Global Associates, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE TRUST

David L. Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates —U.S.; formerly President, Fidelity Charitable Gift Fund

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, General Counsel, Secretary and Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary; Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors, or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Appendix G

PRIVACY POLICY

The following information is not part of the prospectus:

Notice of Privacy Policies and Practices

We(1) consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers(2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.

Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

How We Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers’ needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds’ behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

(1) For purposes of this notice the term “we” includes Natixis Funds, Loomis Sayles Funds, Natixis Distributors, L.P., and their advisory affiliates which include Natixis Asset Management Advisors, L.P, Loomis, Sayles & Company, L.P. and all of their successors.

G-1

(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the Natixis Funds, Loomis Sayles Funds, and individuals who provide nonpublic personal information, but do not invest in the Funds.

G-2

Appendix H

Reich & Tang Concentrated Portfolio L.P.

c/o Reich & Tang Asset Management, LLC

600 Fifth Avenue

New York, New York 10020

                     , 2008

[Name of limited partner]

[Address]

Dear                                 :

We are pleased to inform you that Reich & Tang Concentrated Portfolio L.P. (the “Partnership”) is proposing to reorganize and contribute all of its assets to the Delafield Select Fund (“Delafield Select”), a newly organized open-end investment company registered under the Investment Company Act of 1940, as amended. After the reorganization, Reich & Tang Asset Management, LLC (“Reich & Tang”), which is currently the Partnership’s general partner, will be Delafield Select’s investment adviser. Delafield Asset Management, the division of Reich & Tang focused on equity investing, will continue to manage Delafield Select’s portfolio. As such, Delafield Select will have the same investment philosophy, process and portfolio management as the Partnership. Former limited partners of the Partnership (the “New Shareholders”) will acquire Class Y shares of Delafield Select, the class of shares that will have the lowest fees and expenses at the time of the reorganization. The continuity between the Partnership and Delafield Select will also allow Delafield Select to maintain the Partnership’s own investment track record. We believe that this reorganization will enable us to market more broadly a pooled vehicle that has produced strong long-term performance but gained very limited market visibility. More information about the proposed reorganization and Delafield Select is included in the enclosed prospectus/information statement.

As New Shareholders in Delafield Select, former limited partners of the Partnership will incur their pro rata share of Delafield Select’s operational expenses. The current 1.00% per annum management fee currently payable by limited partners of the Partnership will be replaced by Delafield Select’s fee of 0.80%. Delafield Select will have a higher expense ratio after the reorganization than the Partnership’s current expense ratio of 1.22%. However, Reich & Tang will provide a binding contractual undertaking to reduce the management fee of Delafield Select (and, if necessary, bear other expenses of Class Y shares of Delafield Select) for New Shareholders through April 30, 2010 so that expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, such as litigation and indemnification expenses, do not exceed 1.15% for Class Y shares during the period of the undertaking.

The New Shareholders will have daily liquidity and enhanced transparency of their investment through periodic reports in Delafield Select. Furthermore, the New Shareholders will be afforded the extra legal and regulatory protections generally available to investors in a registered investment company.

It is anticipated that the proposed reorganization will qualify for tax free treatment for US federal income tax purposes.

We have enclosed a prospectus/information statement for you to review. The purpose of this letter is to obtain your consent to proposed changes regarding the reorganization. Please refer to the prospectus/information statement before providing your consent form. The change, if consented to by limited partners holding a majority in-interest of the interests of the Partnership, will become effective as of                     , 2008.

*                    *                     *                    *                    *

Accordingly, if you consent to the proposed changes outlined above, please sign the attached consent form and return it to Reich & Tang Asset Management, LLC, Attention: Cleo Kotis via mail or facsimile at 600 Fifth Avenue, 8th Floor, New York, New York, 10020, (212) 830-5452 by no later than                     , 2008.

Please do not hesitate to call me at (212) 830-5452 with any questions.

Sincerely,
Reich & Tang Concentrated Portfolio L.P.
By:	Reich & Tang Asset Management, LLC, General Partner

By:
Name:
Title:

I,                                          (print name), consent to/do not consent to (circle one) the reorganization of the Partnership into the Delafield Select Fund, as described in the prospectus/information statement.

Signed:

Date:

NATIXIS FUNDS TRUST II

Delafield Select Fund

Form N-14

Part B

STATEMENT OF ADDITIONAL INFORMATION

August 6, 2008

This Statement of Additional Information (the “SAI” or “Statement”) relates to the proposed acquisition (the “Acquisition”) of the assets and liabilities of the Reich & Tang Concentrated Portfolio L.P., a Delaware limited partnership, by the Delafield Select Fund (the “Fund”), a series of Natixis Funds Trust II (the “Trust”), in exchange for Class Y shares of the Fund, followed by the distribution of such shares to the Partnership’s limited partners in liquidation of the Partnership.

This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Information Statement dated August 6, 2008 (the “Prospectus/Information Statement”) of the Fund that relates to the Acquisition. As described in the Prospectus/Information Statement, the Acquisition would involve the transfer of all the assets of the Partnership in exchange for shares of the Fund and the assumption by the Fund of all the liabilities of the Partnership. The Partnership would distribute the Fund shares it receives to its limited partners in complete liquidation of the Partnership.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by calling Natixis Funds at 800-225-5478 or by visiting the Fund’s website at www.funds.natixis.com.

I.	Additional Information.

The Partnership is a Delaware limited partnership. Its interests are privately offered and sold directly by the Partnership and Reich & Tang Asset Management, LLC (the “General Partner”) to limited partners who are “accredited investors” for purposes of Regulation D under the Securities Act of 1933. Additional information about the Fund is set forth in Appendix A to this Statement.

II.	Financial Statements.

Audited financial statements for the Partnership for its most recent fiscal year and the report thereon by Sanville & Company, independent auditors to the Partnership, appear in the section “Appendix A: Financial Statements.” Because the Fund has no financial history as of the date of this Statement, financial statements for the Fund have not been included or incorporated by reference in this Statement.

Unaudited pro forma financial statements for the Fund relating to the Reorganization (defined below), including notes to such pro forma financial statements, are set forth below.

Pro Forma

Combined Portfolio of Investments

As of December 31, 2007

	Delafield Select Fund Shares	Reich & Tang Concentrated Portfolio, L.P. Shares	Combined Pro Forma Shares	Delafield Select Fund Value ($)	Reich & Tang Concentrated Portfolio, L.P. Value ($)	Combined Pro Forma Value ($)
Common Stocks 83.5% of Net Assets
Acuity Brands, Inc.	—	19,500	19,500	—	877,500	877,500
Albany International Corp.	—	20,000	20,000	—	742,000	742,000
Collective Brands, Inc.	—	46,500	46,500	—	808,635	808,635
Crane Company	—	19,500	19,500	—	836,550	836,550
Cytec Industries	—	11,900	11,900	—	732,802	732,802
Federal Signal Corporation	—	50,000	50,000	—	561,000	561,000
Flextronics Corporation	—	76,500	76,500	—	922,590	922,590
Foot Locker, Inc.	—	37,000	37,000	—	505,420	505,420
Furniture Brands International, Inc.	—	31,000	31,000	—	311,860	311,860
Hercules Incorporated	—	46,500	46,500	—	899,775	899,775
Kapstone Paper & Pack	—	134,000	134,000	—	938,000	938,000
Kennametal, Inc.	—	14,800	14,800	—	560,328	560,328
Maidenform Brands, Inc.	—	66,500	66,500	—	899,745	899,745
Martin Marietta Materials	—	5,500	5,500	—	729,300	729,300
Moneygram International	—	49,000	49,000	—	753,130	753,130
Thermo Fisher Scientific, Inc.	—	17,000	17,000	—	980,560	980,560
Tier Technologies, Inc.	—	95,200	95,200	—	809,200	809,200
Wright Express Corp.	—	14,000	14,000	—	496,860	496,860
YRC Worldwide	—	19,500	19,500	—	333,255	333,255

Total Common Stocks (Cost $0, $13,001,807 and $13,001,807, respectively)				—	13,698,510	13,698,510

Short-Term Investments - 18.2%
Daily Income Fund Treasury Institutional Class	—	2,983,198	2,983,198	—	2,983,198	2,983,198

Total Short-Term Investments (Cost $0, $2,983,198 and $2,983,198, respectively)				—	2,983,198	2,983,198

TOTAL INVESTMENTS (Cost $0, $15,985,005 and $15,985,005, respectively) – 101.7%				—	16,681,708	16,681,708
Other assets less liabilities - (1.7%)				—	(267,593)	(267,593)

PARTNERS’ CAPITAL/NET ASSETS - 100.0%				—	16,414,115	16,414,115

See accompanying notes to the pro forma financial statements.

PRO FORMA COMBINED STATEMENT OF ASSETS & LIABILITIES

AS OF DECEMBER 31, 2007

UNAUDITED

	Delafield Select Fund	Reich & Tang Concentrated Portfolio, L.P.	Pro Forma Adjustments		Pro Forma Combined
Assets
Investments, at value	$—	$16,681,708	$—		$16,681,708
Due from broker	—	58,035	—		58,035
Dividends receivable	—	10,100	—		10,100

Total Assets	$—	$16,749,843	$—		$16,749,843

Liabilities
Due to limited partners	$—	$266,981	$(266,981)		$—
Due to custodian bank	—	—	266,981		266,981
Due to advisor	—	42,247	—		42,247
Due to administrator	—	9,000	—		9,000
Accrued expenses	—	17,500	—		17,500

Total Liabilities	$—	$335,728	$—		$335,728

Net Assets	$—	$16,414,115	$—		$16,414,115

Partners’ Capital / Net Assets
Partners’ Capital	$—	$16,414,115	$(16,414,115)	(1)	$—
Net Assets – Class Y	—	—	16,414,115	(1)	16,414,115

Total Partners’ Capital / Net Assets	$—	$16,414,115	$—		$16,414,115

Shares Outstanding – Class Y	—	—	1,641,411	(2)	1,641,411

Net Asset Value per Share – Class Y	$—	$—	$—		$10.00

(1)	Delafield Select Fund acquires all the assets and assumes all the liabilities of the Reich & Tang Concentrated Portfolio, L.P. in exchange for Class Y shares of Delafield Select Fund with the same aggregate net asset value as the assets and liabilities acquired.

(2)	Class Y shares of Delafield Select Fund issued based on an assumed Net Asset Value per share of $10.00.

See accompanying notes to the pro forma financial statements.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

	Delafield Select Fund	Reich & Tang Concentrated Portfolio, L.P.	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Dividends – common stocks	$—	$130,414	$—		$130,414
Dividends – money market funds	—	49,938			49,938
Other income	—	1,114	—		1,114

Total Investment Income	—	181,466	—		181,466
Expenses
Management Fees	—	164,791	(32,352)	(1)	132,439
Administrative Fees	—	9,000	91,000	(2)	100,000
Transfer Agent Fees and Expenses - Class Y	—	—	1,034	(3)	1,034
Custody Fees	—	—	15,931	(4)	15,931
Trustees Fees and Expenses	—	—	8,556	(5)	8,556
Shareholder Reporting Expense	—	—	1,000	(6)	1,000
Audit & Tax Fees	—	—	32,000	(7)	32,000
Legal Fees	—	—	414	(8)	414
Miscellaneous Expenses	—	—	5,000	(9)	5,000
Registration Fees	—	—	6,543	(10)	6,543
Professional Fees	—	25,449	(25,449)	(11)	—
Other Expenses	—	400	(400)	(12)	—

Total expenses before reductions	—	199,640	103,277		302,917
Expense reductions	—	—	(112,536	)(13)	(112,536)

Expenses, net	—	199,640	(9,259)		190,381

Net investment income (loss)	—	(18,174)	9,259		(8,915)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	—	1,472,033	—		1,472,033
Net unrealized depreciation on investments	—	(1,191,554)	—		(1,191,554)

Net increase in partners’ capital/net assets from operations	$—	$262,305	$9,259		$271,564

See accompanying notes to the pro forma financial statements.

Notes to Pro Forma Combining Statement of Operations

As Of December 31, 2007 (Unaudited)

(1) Management Fees

Management Fees were adjusted to reflect the fee of 0.80% of the combined fund’s average daily net assets.

(2) Administrative Fees

Administrative Fees were adjusted to reflect the fee rate of the administrator for Delafield Select Fund.

(3) Transfer Agent Fees and Expenses

Transfer Agent Fees reflect the fees expected to be charged by the Delafield Select Fund transfer agent.

(4) Custody Fees

Custody Fees reflect the fees expected to be charged by the Delafield Select Fund custodian.

(5) Trustees Fees and Expenses

Trustees Fees reflect the combined fund’s pro rata portion of complex level trustee fees.

(6) Shareholder Reporting Expense

Shareholder Reporting reflects the estimated fee that would have been incurred by Delafield Select Fund.

(7) Audit & Tax Fees

Audit & Tax Fees reflect estimated fees for Delafield Select Fund.

(8) Legal Fees

Legal Fees reflect the combined fund’s pro rata portion of complex level legal fees.

(9) Miscellaneous Expenses

Miscellaneous Expenses reflect the estimated expense that would have been incurred by Delafield Select Fund.

(10) Registration Fees

Registration Fees reflect the estimated fee that would have been incurred by Delafield Select Fund.

(11) Professional Fees

Professional Fees were eliminated due to the combined fund’s expenses being broken out individually.

(12) Other Expenses

Other Expenses were eliminated due to the combined fund’s expenses being broken out individually.

(13) Expense Reductions

Expense Reductions reflect amounts required to meet contractual expense limitation agreement applicable to Delafield Select Fund.

See accompanying notes to the pro forma financial statements.

Delafield Select Fund

Pro Forma Notes to Combined Financial Statements

December 31, 2007 (Unaudited)

1. Basis of Combination. Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the limited partners of the Reich & Tang Concentrated Portfolio, L.P. (the “Partnership”), a Delaware limited partnership, the Delafield Select Fund (the “Fund”), a series of Natixis Funds Trust II (a Massachusetts business trust), would acquire all the assets of the Partnership in exchange for newly issued shares of beneficial interest of the Fund (the “Merger Shares”) and the assumption by the Fund of all of the liabilities of the Partnership followed by a distribution of the Merger Shares to the limited partners of the Partnership in complete liquidation of the Partnership. Under the Plan of Reorganization, the transaction will be treated and accounted for as a tax-free reorganization.

As a result of the proposed transaction, the Partnership will receive a number of Class Y Merger Shares of the Fund equal in value to the value of the partners’ capital in the Partnership being transferred and attributable to the limited partners’ respective interests in the Partnership. Following the transfer, limited partners of the Partnership will receive, on a tax-free basis, a number of full and fractional Class Y Merger Shares of the Fund equal in value, as of the close of business on the day the assets and liabilities of the Partnership and the Merger Shares are valued for purposes of the exchange, to the pro rata value of the limited partners’ respective interests in the Partnership.

The pro forma financial statements reflect the combined financial position of the Partnership with the Fund at December 31, 2007, and the pro forma combined results of operations for the year ended December 31, 2007, as though the acquisition had occurred on January 1, 2007.

The pro forma combined financial statements are presented for the information of the reader. The pro forma combined financial statements are accounting estimates only and may not necessarily be representative of how the combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the Partnership.

2. Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

3. Capital Shares. The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2007 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the value of partners’ capital of the Partnership as of December 31, 2007, divided by an assumed net asset value of $10.00 per share for the Fund. The pro forma number of shares outstanding for Class Y shares of the combined fund consists of the following at December 31, 2007:

Class of Shares	Shares of Delafield Select Fund Pre-Combination	Shares Assumed Issued in the Reorganization	Total Outstanding Shares Post - Combination
Class Y	—	1,641,411	1,641,411

4. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. After the acquisition, the Fund intends to qualify as a regulated investment company and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

The identified cost of investments for the fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

APPENDIX A

ADDITIONAL INFORMATION ABOUT THE FUND

THE TRUST

Natixis Funds Trust II (the “Trust”) is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts by the Fourth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated June 2, 2005, as amended to date, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940 (the “1940 Act”). The Fund, which currently is one of three series of the Trust, is non-diversified. The Fund was organized to acquire the assets of Reich & Tang Concentrated Portfolio L.P., a Delaware limited partnership (the “Partnership”), in a reorganization that is expected to occur in the third or fourth quarter of 2008 (the “Reorganization).

After the closing of the Reorganization, it is expected that the Fund will be the successor to the Partnership. However, it is expected that the Fund will not be the accounting successor to the Partnership.

INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Fund. These restrictions are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The percentages set forth below, and the percentage limitations set forth in the Fund’s Prospectuses (each, a “Prospectus,” and together the “Prospectuses”), apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

1)	Purchase any security (other than U.S. government securities) if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

3)	Borrow money, except to the extent permitted under the 1940 Act.

4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). With respect to restriction (3), the 1940 Act limits a fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities.” In addition to temporary borrowing, a fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, a fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act.

Under current pronouncements, certain positions (e.g., reverse repurchase agreements) are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise. Similarly, a short sale will not be considered a senior security if the Fund takes certain steps contemplated by SEC staff pronouncements, such as ensuring the short sale transaction is adequately covered. In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities issued pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board of Trustees. The Fund will take prompt and reasonable action to reduce its illiquid securities holdings if more than 15% of the Fund’s net assets are invested in such securities.

FUND CHARGES AND EXPENSES

ADVISORY FEES

Pursuant to an advisory agreement, Reich & Tang Asset Management, LLC (the “Adviser”) has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Trust. For the services described in the advisory agreement, the Fund has agreed to pay the Adviser an advisory fee at the annual rate of 0.80% of the Fund’s average daily net assets.

This advisory fee is different than the investment advisory fee paid by the Partnership to its General Partner, which is payable in arrears on the last day of each fiscal month, in an amount equal to 0.083% (approximately 1.0% on an annual basis) of the value of the Partnership’s net assets at the close of business of such “valuation period” (generally, the period consisting of each calendar month of the year) (the “Valuation Period”).

Although gross expenses for the Fund are higher than those of the Partnership, Adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Classes A, C and Y shares, respectively. This undertaking is in effect through April 30, 2010.

SALES CHARGES AND 12B-1 FEES

Class Y shares of the Fund are not subject to any sales charge or contingent deferred sales charge (“CDSC”). Any sales charge or CDSC that may apply to Class A or Class C shares of the Fund are described in the Class A and C Prospectus. Although Class Y shares will not pay any distribution and/or servicing (12b-1) fees, the Fund’s Class A and Class C shares are expected to pay such fees. Any such fees and the associated plans will be described in the Class A and C prospectus. The Partnership’s interests are privately offered and sold directly by the Partnership and the General Partner to a limited number (fewer than 100) of limited partners who are “accredited investors” for purposes of the Securities Act of 1933. As such, the Partnership does not pay distribution fees.

CLIENTS OF NATIXIS ADVISORS AND THE ADVISER

Investment advisory clients of Natixis Advisors and the Adviser may invest in Class Y shares of the Fund below minimums stated in the prospectuses. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trust; any director, officer or partner of a client of an adviser to any series of the Trust; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trust if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trust. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

INVESTMENT STRATEGIES AND RELATED RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices that may be used by the Adviser in managing the Fund. The Fund’s primary investment goal is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. The Fund will generally invest in approximately 12 to 25 of the best equity investment opportunities identified by the Adviser. Current income is a secondary objective. The Fund seeks to achieve its objective by investing primarily in a non-diversified portfolio of equity securities. This SAI describes some of the non-principal investment strategies the Fund may use, in addition to providing additional information about its principal strategies.

The list of securities or other instruments under each category below is not intended to be an exclusive list of securities for investment and unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement, or under applicable law, the Fund may engage in strategies and invest in securities and instruments in addition to those listed below. The Adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The Adviser may invest in any security that falls under the specific category including securities that are not listed below. The Prospectuses and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectuses and/or this Statement.

PRINCIPAL INVESTMENT STRATEGIES

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock), and other equity like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, depositary receipts, real estate investment trusts (“REITs”), other investment companies or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the Fund that invests in equity securities may sometimes decrease. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See “Small Capitalization Companies” below. The Fund may invest in securities of both domestic and foreign companies. The Fund’s investments may include securities traded “over-the-counter” as well as those traded on a securities exchange. Some securities, particularly over-the-counter securities may be more difficult to sell under some market conditions.

Market Capitalizations

The Fund expects to focus on the small- to mid-cap value asset classes, but may invest in companies of any market capitalizations. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid- capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. To the extent that the Fund invests in companies with relatively small market capitalizations, the value of its stock portfolio may fluctuate more widely than broad market averages.

The Fund does not currently intend to invest in equity securities for the purpose of exercising control over the issuer.

NON-PRINCIPAL INVESTMENT STRATEGIES

Corporate Reorganizations

The Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in process.

Debt Securities

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local, and foreign governments, supranational entities and related agencies, and by a wide range of private or corporate issuers.

Fixed-income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally.

Derivative Instruments

The Fund may use a number of derivative instruments for risk management purposes or as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Adviser may decide not to use derivatives and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Examples of derivative instruments that the Fund may use include index options contracts, warrants and rights.

The use of derivatives for purposes other than hedging may be considered a speculative activity, involving greater risks than are involved in hedging. Even a small investment in some derivative instruments may give rise to leverage risk and can have a significant impact on the Fund’s exposure to stock market values, interest rates or currency exchange rates. The successful use of derivatives depends in part on the ability of the Adviser to forecast correctly the direction and extent of movements in stock market values, interest rates, currency exchange rates or the values of other indices or securities within a given time frame. To the extent these values move in a direction opposite to that anticipated, the Fund may realize a loss on the transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not these values move during the period that the Fund holds a position, the Fund will pay the cost of taking those positions (i.e., brokerage costs).

Depositary Receipts

The Fund may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation.

All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Fund may invest in ADRs, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Foreign Securities

The Fund may invest in foreign securities. While the Fund has no present intention to invest a significant portion of its assets in foreign securities, the Fund may invest up to 15% of its total assets in the securities of foreign issuers and obligors. The non-U.S. securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) non-U.S. dollar denominated securities of U.S. corporate issuers. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid.

Investment Companies

The Fund may invest in other investment companies. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund. Despite the possibility of greater fees and expenses, the Adviser will invest if it believes investment in other investment companies provide attractive return opportunities. In addition, it may be more efficient for the Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Real Estate Investment Trusts (REITs)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Real Estate Securities

The Fund may invest in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction, management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Fund does not have percentage limitations on how much of its total assets may be invested in repurchase agreements; however, the Fund intends to use repurchase agreements for cash management and temporary defensive purposes. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings

The Fund may enter into reverse repurchase agreements. Under positions of the SEC, a mutual fund may engage in reverse repurchase agreements without such transactions constituting “senior securities” so long as such transactions are “covered” by the segregation of assets or otherwise. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. The Fund does not currently intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its investment portfolio. When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Fund.

Under current positions of the SEC and its staff, the Fund can engage in reverse repurchase agreements without them constituting “senior securities” so long as the Fund has “covered” its obligations through the segregation of assets or otherwise. This would allow the Fund to borrow up to 50% of its assets (including amounts received under the reverse repurchase agreements) using reverse repurchase agreements. However, as noted above, the Fund does not intend to enter into reverse repurchase agreements or otherwise borrow money for purposes of adding leverage to its portfolio. Similarly, the Fund does not currently intend to mortgage or pledge its assets for purposes of adding leverage to its portfolio, although the Fund may be subject to liens arising from its custodial arrangements or derivative transactions. The Fund does not have percentage limitations on how much of its total assets may be invested in reverse repurchase agreements; however, all forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund’s total assets. These policies do not restrict the Fund from engaging in the derivative transactions disclosed in the Prospectuses and this SAI.

Securities Lending

Securities lending involves the Fund lending its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of each cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33-1/3% of the Fund’s assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including fees to the parties arranging the loans shipping fees and custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral. In addition, under the terms of a securities lending agency agreement, any investment of cash collateral is generally at the sole risk of the Fund. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

The Fund may, consistent with its investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the Adviser’s investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Short Sales

The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the security at no additional cost. The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. A short sale of a security is considered a speculative investment technique. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. With respect to short sales “against the box” to secure its obligation to deliver such to broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Fund may cover its short positions by maintaining in a separate account with the Fund’s custodian or designating on its records cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale. Depending on arrangements made with the broker-dealer from which it borrowed the security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 20% of the outstanding securities of that class.

U.S. Government Securities

The Fund may invest in U.S. government securities. The U.S. government securities in which the Fund may invest include, but are not limited to, the following:

•

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

•

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

•

Treasury Inflation-Protected Securities (“TIPS”) - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally are not perceived to involve the credit risks associated with investments in other types of fixed income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as Fannie Maes and Freddie Macs are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. Government securities. If a government sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely affected. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Warrants and Rights

The Fund may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the Adviser may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars) and/or invest up to 100% of its assets in U.S. government securities, certificates of deposit, commercial paper, banker’s acceptances, and/or repurchase agreements. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower from year-to-year.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at www.funds.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website provided that information is shared no sooner than the next day following the day on which the information is posted.

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 5 days after month-end); and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to vendors that provide proxy services, including proxy voting administration and research services, to the Adviser of the Fund (portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Adviser, principal underwriter, administrator, custodian, fund accounting agent, independent registered public accountants, fund counsel and counsel to the Independent Trustees (defined below), as well as to broker dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of the Fund’s Adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund’s officers determine on a case by case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Fund’s Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

In addition, any disclosures of portfolio holdings information by the Fund or the Adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the Adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the Adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the Adviser or by any affiliated person of the Adviser.

MANAGEMENT OF THE TRUST

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

Under the Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

The table below provides certain information regarding the Trustees and officers of the Trust. For purposes of this table and for purposes of this SAI, the term “Independent Trustees” means those Trustees who are not “interested persons” as defined in the 1940 Act of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this SAI, the term “Interested Trustees” means those Trustees who are “interested persons” of the Trust. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 1984 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	40 Director, Taubman Centers, Inc. (real estate investment trust)

Charles D. Baker (1956)	Trustee since 2005 Contract Review and Governance Committee Member	President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	40 None

Edward A. Benjamin (1938)	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired	40 None

Daniel M. Cain (1945)	Trustee since 1996 Chairman of the Audit Committee	President and Chief Executive Officer, Cain Brothers & Company, Incorporated (investment banking)	40 Director, Sheridan Healthcare Inc. (physician practice management)

Kenneth A. Drucker (1945)	Trustee since July 2008 Contract Review and Governance Committee Member	Formerly, Treasurer, Sequa Corp. (manufacturing)	40 Director, M Fund, Inc. (mutual fund)

Name and Year of Birth	Position Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held

Jonathan P. Mason (1958)	Trustee since 2007 Audit Committee Member	Chief Financial Officer, Cabot Corp. (specialty chemicals); formerly, Vice President and Treasurer, International Paper Company; formerly, Chief Financial Officer, Carter Holt Harvey (forest products)	40 None

Sandra O. Moose (1942)	Chairperson of the Board since November 2005 Trustee since 1982 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	40 Director, Verizon Communications; Director, Rohm and Haas Company (specialty chemicals); Director, AES Corporation (International Power Company)

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly Executive Dean for Administration Harvard Medical School and formerly, Dean of Finance and CFO, Harvard Medical School	40 None

Name and Year of Birth	Position Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held
INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002	President, Chairman, Director, and Chief Executive Officer, Loomis, Sayles & Company, L.P.; President and Chief Executive Officer, Loomis Sayles Funds I; Chief Executive Officer, Loomis Sayles Funds II	40 None

John T. Hailer[2] (1960)	Trustee since 2000	President and Chief Executive Officer, U.S. and Asia Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Executive Vice President, Loomis Sayles Funds I; formerly President, Loomis Sayles Funds II; formerly, President and Chief Executive Officer, Natixis Cash Management Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Gateway Trust	40 None

*	Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was re-appointed to serve an additional two year term as the Chairperson of the Board of Trustees on September 14, 2007.

**	Each person listed above, except as noted, holds the same position(s) with the other funds in the fund complex (the “Fund Complex”). The Fund Complex includes all series of Gateway Trust, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Hansberger International Series. Previous positions during the past five years with Natixis Distributors, L.P., Natixis Asset Management Advisors, L.P. (“Natixis Advisers”), or Loomis, Sayles & Company, L.P. (“Loomis Sayles”) are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer of Natixis Distribution Corporation and Natixis Global Associates, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS OF THE TRUST

David L. Giunta (1965)	President and Chief Executive Officer	Since March 2008	President and Chief Executive Officer, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates —U.S.; formerly President, Fidelity Charitable Gift Fund

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, General Counsel, Secretary and Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, Senior Director, PFPC Inc.

Robert Krantz (1964)	Executive Vice President	Since September 2007	Executive Vice President, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary; Anti- Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; Anti- Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.; Vice President, Associate General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation; formerly, Senior Counsel, Columbia Management Group

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors, or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

Standing Board Committees

The Trustees have delegated certain authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee. The Contract Review and Governance Committee of the Trust consists solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2007, this Committee held five meetings.

The Contract Review and Governance Committee also makes nominations for independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P. 399 Boylston Street, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) state that the communication relates to the Delafield Select Fund, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the Trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications, which may include (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the appropriate Board Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for Trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended September 30, 2007, this Committee held five meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Daniel M. Cain – Chairman	Edward A. Benjamin - Chairman
Jonathan P. Mason	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Kenneth A. Drucker

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Fund Securities Owned by the Trustees

As of December 31, 2007, the Fund had not commenced operations.

Trustee Fees

The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each Independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting he or she attends telephonically. These fees are allocated among the Trust and the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended December 31, 2007, the Trustees of the Trust received the amounts set forth in the following table for serving as a Trustee of the Trust, and for also serving as Trustees of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts, Hansberger International Series and AEW Real Estate Income Fund (prior to the Fund’s liquidation on April 13, 2007). The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

	Aggregate Compensation from the Trust†	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex††
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$2,837	$0	$0	$100,750
Charles D. Baker	2,622	0	0	92,700
Edward A. Benjamin	3,113	0	0	111,000
Daniel M. Cain	3,007	0	0	111,200
Richard Darman†††	2,459	0	0	88,750
Kenneth A. Drucker††††	$0	$0	$0	$0
Jonathan P. Mason†††††	1,867	0	0	68,250
Sandra O. Moose	2,029	0	0	200,000
Cynthia L. Walker	2,731	0	0	100,950
INTERESTED TRUSTEES
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	0	0	0	0

†	Amounts include payments deferred by Trustees for the fiscal year ended December 31, 2007. The total amount of deferred compensation accrued for Natixis Funds Trust II as of December 31, 2007 for the Trustees is as follows: Allison ($187,415), Baker ($8,111), Benjamin ($41,351), Cain ($73,196), Darman ($83,949), Mason ($2,655) and Walker ($16,102).

††	Total Compensation represents amounts paid during the fiscal year ended December 31, 2007 and January 31, 2008 to a Trustee for serving on the Board of Trustees of nine (9) trusts with a total of forty-two (42) funds as of December 31, 2007. The number of trusts and funds includes the AEW Real Estate Income Fund, which was liquidated on April 13, 2007, the IXIS Equity Diversified Portfolio, which was liquidated on August 3, 2007, and the Natixis Value Fund, which merged with the Loomis Sayles Value Fund on October 26, 2007.

†††	Mr. Darman served as a Trustee until his death on January 25, 2008.

††††	Mr. Drucker became a Trustee of the Natixis Funds Trust, the Loomis Sayles Funds Trusts and Hansberger International Series on July 1, 2008.

†††††	Mr. Mason became a Trustee of Natixis Funds and Loomis Sayles Funds on April 1, 2007.

The Natixis Funds and Loomis Sayles Funds Trusts do not provide pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the Trustee on the normal payment date for such fees.

Code of Ethics

The Fund, the Adviser, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to the Adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The Adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by the Adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the Adviser. Proposals that, in the opinion of the Adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the Adviser, are not in the best interests of shareholders are generally voted “against”. The Adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The Adviser shall make available to the Fund and the Fund’s administrator the records and information maintained by the Adviser under the Guidelines. The Adviser’s proxy voting policies and procedures, attached as Appendix A to the SAI, are reviewed periodically, and accordingly are subject to change.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ending June 30, 2009 will be available without charge (i) through the Fund’s website, www.funds.natixis.com and (ii) on the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The Fund is newly formed and thus, to the Fund’s knowledge there are no persons who own of record or beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Information About the Organization and Ownership of the Adviser

The Delafield Asset Management division of Reich & Tang Asset Management, LLC, (“Reich & Tang” or the “Adviser”), located at 600 Fifth Avenue, New York, New York 10020, serves as adviser to the Fund. As of March 31, 2008, Reich & Tang served as investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $18.4 billion. Reich & Tang acts as investment manager or sub-adviser of 18 registered investment companies of which it acts as administrator for 9. Reich & Tang advises institutions, foundations, private funds, and high net-worth individuals. Reich & Tang, a registered investment adviser, is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management L.P. is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis (formerly Natixis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d’Epargne , a financial institution owned by French regional savings banks known as the Caisses d’Epargne; and Banque Fédérale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.4 billion in assets under management as of March 31, 2008.

Advisory Agreement

The Fund’s advisory agreement with the Adviser provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The Adviser may delegate certain administrative services to its affiliates. The Adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies.

The Fund pays all expenses not borne by the Adviser including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accountants and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Adviser, or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund’s Classes A and C shares, on the one hand, and Class Y shares on the other hand. (See “Description of the Trust and Ownership of Shares.”)

The Fund’s advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Adviser upon 90 days’ written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with the Fund, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under this agreement (the “Distribution Agreement”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor does not receive any compensation with respect to Class Y shares, including sales charges or fees paid pursuant to the Fund’s Rule 12b-1 plans (the “Plans”), although it does receive sales charges or fees paid pursuant to the Plans in connection with the sale of Class A and Class C shares.

Fees paid by Class A or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single fund’s shares, and allocates other expenses among the relevant funds based on their relative net assets. Expenses allocated to each fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund’s shares. As described in more detail below, the Distributor, the Adviser and their affiliates may, at their expense, pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Adviser with respect to sales of Class Y shares.

The Distribution Agreement may be terminated at any time on 60 days’ notice to the Distributor without payment of any penalty, by either vote of a majority of the outstanding voting securities or by vote of a majority of the Independent Trustees. The Distribution Agreement may be terminated at any time on 90 days written notice to the Trust, without payment of any penalty.

The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees cast in person at a meeting called for that purpose and (ii) by the vote of the Board of Trustees or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those Trustees that are not Independent Trustees, no interested person of the Trust or any Trustee of the Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distributor also acts as principal distributor for Natixis Funds Trust I, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Loomis Sayles Funds II (except Class J shares of the Loomis Sayles Investment Grade Bond Fund), Gateway Trust, Hansberger International Series and Delafield Fund, Inc. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.

With respect to Class A and Class C shares, for new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Distributor, the Adviser and their affiliates may out of their own resources make additional payments to dealers who sell shares of the Fund. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A and C shares, (iii) payments based upon various factors, as described below, and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping, sub-transfer agency or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.35% of gross sales) and/or the amount of assets a dealer’s clients have invested in the funds (at annual rates generally ranging from 0.05% to 0.25% of the value of the clients’ shares). The actual payment rates to a dealer will depend upon how the particular arrangement is structured (e.g., solely asset based fees, solely sales based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the dealer to provide access to its representatives for educational and marketing purposes. The payments to dealers described in this paragraph and elsewhere in this SAI, which may be significant to the dealers, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their dealers for details about the payment the dealers may receive.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Fund’s Prospectuses and this SAI. Customers will be provided with specific information about any processing or service fees charged by their dealer.

OTHER ARRANGEMENTS

Administrative Services. Natixis Advisors performs certain accounting and administrative services for the Fund, pursuant to an Administrative Services Agreement, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

Transfer Agency Services. Pursuant to contract between the Trust, on behalf of the Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is Two Heritage Drive, Quincy, Massachusetts, 02171, Boston Financial acts as shareholder servicing and transfer agent for the Fund and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Fund’s shares.

The Fund may also pay dealers whose clients invest in the Fund fees for sub-transfer agency and other similar services. As indicated above, the Distributor, the Adviser and their affiliates may also make payments for sub-transfer agency and similar services.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP. The independent registered public accounting firm assists in the review of federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and will conduct an annual audit of the Fund’s financial statements, when available.

Counsel to the Fund. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

PORTFOLIO MANAGER’S MANAGEMENT OF OTHER ACCOUNTS

As of December 31, 2007, J. Dennis Delafield, Charles Neuhauser, Vincent Sellecchia and Donald Wang (the “Portfolio Managers”) managed other accounts in addition to managing the Partnership. The following table provides information on the other accounts managed by each Portfolio Manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
J. Dennis Delafield	3	$745,993,643	0	N/A	5	$80,671,190	0	N/A	78	$357,858,799	1	$73,054,388
Charles Neuhauser	1	$29,866,862	0	N/A	4	$51,824,699	0	N/A	19	$174,510,319	1	$73,054,388
Vincent Sellecchia	3	$745,993,643	0	N/A	5	$80,671,190	0	N/A	78	$357,858,799	1	$73,054,388
Donald Wang	1	$29,866,862	0	N/A	4	$51,824,699	1	$16,108,884	19	$174,510,319	1	$73,054,388

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by a Portfolio Manager. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. The goal of the Adviser is to meet its fiduciary obligation with respect to all clients. The Adviser has adopted policies and procedures to mitigate the effects of these conflicts. For more information on how the Adviser allocates investment opportunities between the Funds and their other clients, see the section “Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the Adviser” in this SAI. Conflicts of interest also may arise to the extent a Portfolio Manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, and through the use of “soft dollar arrangements”, which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The compensation of Messrs. Delafield, Neuhauser, Sellecchia and Wang in connection with their management of the Fund includes the following components, each of which is defined below: (1) base salary, (2) profit interest in Delafield Asset Management and (3) unit appreciation rights.

Base Salary

The Portfolio Managers each receive a fixed annual base salary. Base salary amounts are determined by the compensation committee of the Manager’s parent company, Natixis Global Asset Management, L.P. (the “Compensation Committee” and “Natixis,” respectively) based upon a number of factors including each Portfolio Manager’s experience, overall performance, responsibilities, and the competitive market place.

Delafield Asset Management Profit Interest

Each Portfolio Manager receives a percentage of the profits generated on an annual basis by Delafield Asset Management. Delafield Asset Management’s income and profits consist primarily of the fees that it receives for managing discretionary equity assets for individual and institutional clients, including the Fund.

Unit Appreciation Rights

Each Portfolio Manager receives unit appreciation rights (“UARs”) under Natixis’ Long-Term Incentive Plan (“LTIP”). A UAR is a hypothetical equity interest in Natixis. The value of a UAR will generally rise based on the financial performance of Natixis. The number of UARs granted is determined by the Compensation Committee on an annual basis. The Portfolio Managers participate in the LTIP on the same terms as non-portfolio manager employees and the number of UARs granted to each of the Portfolio Managers is not directly related to investment performance.

Portfolio Managers’ Ownership of Fund Shares

As of March 1, 2008, Vincent Sellecchia owned $113,518 of limited partnership interests in the Predecessor Fund. There are various reasons why a Portfolio Manager may not own shares of the Fund in the future. One reason is that the Fund’s investment objectives and strategies may not match those of the Portfolio Manager’s personal investment objective. Also, the Portfolio Manager may invest in other funds or pooled investment vehicles or separate accounts managed by the Portfolio Manager in a similar style to the Fund. Administrative reasons (such as facilitating compliance with the adviser’s code of ethics) also may explain why a Portfolio Manager has chosen not to invest in the Fund.

Allocation of Investment Opportunity Among the Fund and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

The Adviser manages other accounts using investment strategies similar to that of the Fund. A conflict of interest may exist if the Adviser identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser are generally managed in a similar fashion, subject to exceptions, such as those resulting from different cash availability and/or liquidity requirements, investment restrictions or policies, the time competing accounts have had funds available for investment or have had investments available for sale, an account’s participation in other opportunities, tax considerations and the relative size of portfolio holdings of the same or comparable securities. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, the Adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Adviser may place orders for the Fund which, combined with orders for the Adviser’s other clients, may impact the price of the relevant security. This could cause the Fund to obtain a worse price on the transaction then would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

As discussed in more detail below, the Adviser’s receipt of brokerage and research products may be a factor in the Adviser’s selection of a broker or dealer to execute transactions for the Fund where the Adviser believes that the broker or dealer will provide the best execution of the transactions. Such brokerage and research services may be paid for with the Adviser’s own assets or may, in connection with transactions in securities effected for client accounts for which the Adviser exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as “Soft Dollars”).

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over–the–counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark–up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund’s transactions where the most favorable combination of price and execution services are available (“best execution”), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund’s best interest, considers all relevant factors, including:

•	price;

•	the size of the transaction;

•	the nature of the market for the security;

•	the amount of commission;

•	the timing of the transaction taking into account market prices and trends;

•	the reputation, experience and financial stability of the broker–dealer involved;

•	the quality of service rendered by the broker–dealer in other transactions.

The Adviser may not consider sales of shares of the Fund as a factor in the selection of broker–dealers to execute securities transactions for it, nor may the Fund or the Adviser enter into any agreement or understanding under which the Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the Fund or the Adviser may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. Closing option transactions are usually effected through the same broker–dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the over–the–counter market can be placed directly with market makers who act as principals for their own account and include mark–ups in the prices charged for over–the–counter securities. Transactions in the over–the–counter market can also be placed with broker–dealers who act as agents and charge brokerage commissions for effecting over–the–counter transactions. The Trust may place its over–the–counter transactions either directly with principal market makers, or with broker–dealers if that is consistent with the Adviser’s obligation to obtain best qualitative execution.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those that do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the advisory fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

General

Subject to procedures adopted by the Board of Trustees of the Trust, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or the Adviser. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Natixis Funds Trust II permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board of Trustees may determine. When you invest in the Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the Fund are divided into three classes: Class A, Class C and Class Y. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A and C. All expenses of the Fund (including advisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Classes A, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A and C and may be charged at a separate rate to each such class. Other Expenses of Classes A and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

The Declaration of Trust also permits the Trust’s Board of Trustees, without shareholder approval, to subdivide the Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Trust’s Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or, with shareholder approval, merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Fund. Similarly, any class within the Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series voting in the aggregate as a single class without regard to series or class except (i) when required by the 1940 Act and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”), or by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or the Delafield Select Fund website (www.funds.natixis.com) to purchase Fund shares (except for Class Y shares). For more information, see the section “Shareholder Services” in this SAI.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.

Shareholders of the Fund may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectuses of the Fund.

REDEMPTIONS

The procedure for redemption of shares of the Fund is summarized in the Prospectuses. As described in the Prospectuses, a CDSC may be imposed on certain redemptions of Classes A and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account. Class Y shares are not charged any CDSC or redemption fee.

The Fund will only accept Medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a Medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Fund at 800-225-5478 with any questions regarding when a Medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Fund may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is not open for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request.

In order to redeem shares by telephone, a shareholder must select this service using the Service Options Form, which is available at www.funds.natixis.com or from your investment dealer if the service was not previously added to the account. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor, Boston Financial (the transfer agent) and State Street Bank (the Fund’s custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Fund, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent the check or ACH transaction has not cleared. The Fund may withhold redemption proceeds for 10 days when redemptions are made within 10 calendar days of purchase by check or through ACH.

The redemption price will be the net asset value per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to Trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind, if the Trust’s Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of the Fund. The redemptions in kind will be selected by the Adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

The Fund does not currently impose any redemption charge other than the CDSC imposed by the Distributor, as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxes,” below.

As noted in the Prospectuses, the Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the net asset value next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the net asset value next determined after the transaction request was first received in good order.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, Boston Financial will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. Boston Financial may charge a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Fund’s minimum balance policy is described in the Prospectus. Although determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Fund, as described in the Prospectus, the Fund will not deduct the minimum balance fee from an account and close that same account for falling below the minimum balance in the same year.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of a Natixis Fund, subject to the investor eligibility requirements of that Natixis Fund and to state securities law requirements. Shares will be purchased at the Natixis Fund’s net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be registered to the same shareholder(s) as the Fund account and, if a new account in the purchased Natixis Fund is being established, the purchased Natixis Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectuses.

Exchange Privilege

A shareholder may exchange the shares of the Fund for shares of the same class of a Natixis Fund, Loomis Sayles Fund, or Natixis Cash Management Trust – Money Market Series (the “Money Market Fund”) that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A or Class C shares of the Fund to the same class of shares of another fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC. As stated above, if you own Class A or Class C shares, you may also elect to exchange your shares of the Fund for shares of the same class of the Money Market Fund. On all exchanges of Class A or Class C shares subject to a CDSC, the exchange stops the aging period relating to the CDSC. The aging period resumes only when an exchange is made back into Classes A and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Fund for shares of the same class of any other fund listed below, subject to those Fund’s eligibility requirements and sales charges. If you own Class Y shares, you may exchange those shares for Class Y shares of other Natixis Funds, for Institutional Class shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Fund. These options are summarized in the Fund’s Prospectuses. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478 or (2) a written exchange request to the Fund, P.O. Box 219579, Kansas City, Missouri 64121-9579. You must acknowledge receipt of a current Prospectus for the Fund before an exchange for the Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

In certain limited circumstances, accounts participating in wrap fee programs may exchange Class A shares of the Fund for Class Y shares of the Fund. In order to exchange shares, a representative of the wrap fee program must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same Fund. Shareholders will not be charged any exchange fee as a result of the exchange. The exchange between classes will generally be a non-taxable event to the shareholder.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. The Fund reserves the right to suspend or change the terms of exchanging shares. Each fund, including the Fund, and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of a fund’s other shareholders or possibly disruptive to the management of a fund.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any Natixis Fund, the Money Market Fund, or Loomis Sayles Fund, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Fund’s Prospectus, the Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, for a fee, at the shareholders request. Transcript requests for years prior to 2004 will be charged $20 per fund per account for each year requested. Transcript requests for 2004 through the current year will be charged $10 per fund per account for each year requested.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Web Site

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our website at www.funds.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling the Fund at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at www.funds.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the Natixis Funds Personal Access Line® or Web site at www.funds.natixis.com by an investor shall indicate agreement with the following terms and conditions:

NATIXIS FUNDS ONLINE AND TELEPHONIC CUSTOMER AGREEMENT

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current Prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUSES OF THE FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE®

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line® or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and net asset value per share is summarized in the Prospectuses.

The total net asset value or “NAV” of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed - end investment companies, for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Index options are generally valued at the average of the closing bid and asked quotations. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

The per share net asset value of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share of the Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by Boston Financial or State Street Bank, plus a sales charge as set forth in the Fund’s Prospectus. The public offering price of Class C or Y shares of the Fund is the next-determined net asset value.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of the Fund to pay its shareholders, as dividends, all or substantially all of its net investment income and to distribute annually all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable on the ex-dividend date in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

TAXES

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs,” as defined below); (ii) diversify its holdings so that at the end of each fiscal quarter (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that derives at least 90% of its income from passive income sources defined in Code Section 7704(d), and (c) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

For purposes of the diversification requirements set forth in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. Also for purposes of (ii) above, in the case of any investment by the Fund in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

Assuming that it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As noted above, the Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund does retain any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all of its net capital gain. If the Fund does retain any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st if the Fund is permitted to so elect and so elects) plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which they are declared rather than the calendar year in which they are received.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception for dividends paid on stock if such foreign corporation is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (as defined below).

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The Fund may also elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Securities Loans

Securities loans may or may not be structured in a manner to preserve qualified dividend income treatment on dividends paid with respect to the securities lent. The Fund may receive substitute payments (instead of the dividends) that will not be eligible for treatment as qualified dividend income.

Options, Futures, Forward Contracts, Swap Agreements and Other Financial Instruments

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements and straddles will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders.

In addition, certain of the Fund’s transactions in derivative instruments (including its transactions, if any, in connection with the Fund’s hedging activities) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

The Fund’s investment in debt securities issued at a discount may and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

In addition, payment-in-kind securities held by the Fund will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

Certain Investments in REITs

The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of such a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. See “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a regulated investment company that recognizes excess inclusion income. The Fund does not intend to invest in REITS in which a substantial portion of the assets will consist of residual interests in REMICs.

Tax-Exempt Shareholders

Under current law, a regulated investment company generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders. Nonetheless, a tax-exempt shareholder (other than a charitable remainder trust) may realize UBTI by virtue of its investments in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Special tax consequences apply where charitable remainder trusts invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (defined in Section 664 of the Code) (a “CRT”) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “Foreign Person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding. For taxable years of regulated investment companies beginning before January 1, 2008, such companies were not required to withhold any amounts (i) with respect to distributions (other than distributions to a Foreign Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions were properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund. Legislation has been proposed that would extend the exemption from withholding for interest-related and short-term capital gain distributions. At the time of this filing, it is unclear whether the legislation will be enacted and, if it is enacted, what the term of the extension will be (i.e., one or two years). If such legislation is enacted, depending on the circumstances, the Fund may make such designations with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, if it is extended, a Foreign Person will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Foreign Person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend generally will be subject to U.S. federal net income taxation at regular income tax rates. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income on gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under U.S. federal tax law, a beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions, possibly with retroactive effect.

PERFORMANCE INFORMATION

Yield and Total Return

The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield and total return and the tax exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields and total returns do not take into account any applicable sales charges or CDSC. Yield and total return may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yields and total returns reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect. Yields and total returns will generally be higher for Class A shares than for Class C shares, because of the higher levels of expenses borne by the Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A and C shares.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

For periods prior to the Reorganization, the Fund’s performance information will be based on that of the Predecessor Fund, adjusted to reflect the fees, expenses and applicable sales charges of the applicable class of the Fund. The Predecessor Fund’s performance was calculated based on equivalent unit values for certain notional capital accounts in the Predecessor Fund. Unit values were determined from the inception of the Predecessor Fund utilizing notional capital accounts that did not have any additional capital contributions or withdrawals during the periods utilized in the calculation.

FINANCIAL STATEMENTS

Reich and Tang

Concentrated Portfolio, L.P.

(a Delaware Limited Partnership)

Financial Statements

December 31, 2007

Reich & Tang Concentrated Portfolio, L.P.

(a Delaware Limited Partnership)

December 31, 2007

Sanville & Company

CERTIFIED PUBLIC ACCOUNTANTS
ROBERT F. SANVILLE, CPA MICHAEL T. BARANOWSKY, CPA JOHN P. TOWNSEND, CPA		MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS

1514 OLD YORK ROAD ABINGTON, PA 19001
(215) 884-8460 — (215) 884-8686 FAX

140 EAST 45TH STREET NEW YORK, NY 10017
(212) 661-3115 — (646) 227-0268 FAX

INDEPENDENT AUDITOR’S REPORT

To the Partners of

Reich & Tang Concentrated Portfolio L.P.

We have audited the statement of assets, liabilities and partners’ capital, including the schedule of investments, of Reich & Tang Concentrated Portfolio L.P. (a Delaware limited partnership) as of December 31, 2007, and the related statements of operations and changes in partners’ capital for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reich & Tang Concentrated Portfolio L.P. as of December 31, 2007, and the results of its operations and changes in its partners’ capital for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York March 11, 2008	/s/ Sanville & Company Certified Public Accountants

Reich & Tang Concentrated Portfolio L.P.

(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2007

Assets
Investments in securities, at value
Common stocks (cost $13,001,807)	$13,698,510
Short term money market instrument	2,983,197
Due from broker	58,036
Dividends receivable	10,100

Total assets	$16,749,843

Liabilities and Partners’ Capital
Liabilities
Due to limited partners	$266,981
Due to advisor (note 2)	42,247
Due to administrator (note 2)	9,000
Accrued expenses	17,500

Total liabilities	335,728

Partners’ capital	16,414,115

Total liabilities and partners’ capital	$16,749,843

The accompanying notes are an integral part of these financial statements.

Reich & Tang Concentrated Portfolio L.P.

(a Delaware Limited Partnership)

Statement of Operations

For the Year Ended December 31, 2007

Investment Income
Income:
Dividends - common stocks	$130,414
Dividends - money market funds	49,938
Other Income	1,114

Total investment income	181,466

Expenses
Investment advisory fee (Note 2)	164,791
Administration fee (Note 2)	9,000
Professional fees	25,449
Other expenses	400

Total expenses	199,640

Net investment loss	(18,174)

Realized and unrealized gain (loss) from investment transactions
Net realized gain on investments	1,472,033
Net change in unrealized appreciation on investments in securities	(1,191,554)

Net realized and unrealized gain from investments	280,479

Net income	$262,305

The accompanying notes are an integral part of these financial statements.

Reich & Tang Concentrated Portfolio L.P.

(a Delaware Limited Partnership)

Statement of Changes in Partners’ Capital

For the Year Ended December 31, 2007

	General Partner	Limited Partners	Total
Partners’ capital at December 31, 2006	$1,249	$14,582,000	$14,583,249

Operations
Net investment loss	(2)	(18,172)	(18,174)
Net realized gain on investments	128	1,471,905	1,472,033
Change in unrealized appreciation	(88)	(1,191,466)	(1,191,554)

Net income	38	262,267	262,305

Capital transactions
Contributions of capital	—	2,003,000	2,003,000
Withdrawals of capital	—	(434,439)	(434,439)

	—	1,568,561	1,568,561

Net increase	38	1,830,828	1,830,866

Partners’ capital at December 31, 2007	$1,287	$16,412,828	$16,414,115

The accompanying notes are an integral part of these financial statements.

Reich & Tang Concentrated Portfolio L.P.

(a Delaware Limited Partnership)

Schedule of Investments

December 31, 2007

	Common stocks - 83.46% *
Shares		Cost	Fair Value
19,500	Acuity Brands, Inc.	$683,007	$877,500
20,000	Albany International Corp.	646,936	742,000
46,500	Collective Brands Inc.	782,129	808,635
19,500	Crane Company	708,723	836,550
11,900	Cytec Industries	675,459	732,802
50,000	Federal Signal Corporation	727,645	561,000
76,500	Flextronics Corporation	857,189	922,590
37,000	Foot Locker, Inc.	689,710	505,420
31,000	Furniture Brands International, Inc.	611,702	311,860
46,500	Hercules Incorporated	618,395	899,775
134,000	Kapstone Paper & Pack	902,086	938,000
14,800	Kennametal Inc.	316,633	560,328
66,500	Maidenform Brands Inc.	1,029,503	899,745
5,500	Martin Marietta Materials	473,822	729,300
49,000	Moneygram International	984,601	753,130
17,000	Thermo Fisher Scientific Inc.	572,795	980,560
95,200	Tier Technologies Inc.	528,285	809,200
14,000	Wright Express Corp.	399,581	496,860
19,500	YRC Worldwide	793,606	333,255

	Total common stocks	$13,001,807	$13,698,510

	Short-term money market instrument - 18.17% *
	Daily Income Fund Treasury Institutional Class	$2,983,198	$2,983,198

	Total short term money market instrument	$2,983,198	$2,983,198

*	Percentage of partners’ capital

The accompanying notes are an integral part of these financial statements.

Reich and Tang Concentrated Portfolio, L.P.

(A Delaware Limited Partnership)

Notes to Financial Statements

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies

Nature of Business

Reich & Tang Concentrated Portfolio L.P. (“the Partnership”) was formed to invest in 10 to 20 of the best investment opportunities, principally common stocks, identified by the General Partner with a view to appreciation of capital. Reich & Tang Asset Management, LLC (“RTAM”), a Delaware limited liability company, is the sole general partner of the partnership.

RTAM is a registered investment adviser that operates through its three operating divisions: Reich & Tang Funds (“RTF”), Delafield Asset Management (“DAMG”) and Global Investment Advisors (“GIA”). RTF primarily manages and administers money market mutual funds that are sold through participating organizations. DAMG manages US equity portfolios for mutual funds, institutions and high net worth individuals. GIA manages global fixed income portfolios primarily for institutions.

RTAM is wholly-owned by Natixis Global Asset Management, LP, a subsidiary of Natixis Global Asset Management Corporation (“NGAM Corp”). NGAM Corp is indirectly owned by Natixis Global Asset Management (“NGAM”).

Effective November 17, 2006, Caisse Nationale des Caisses d’Epargne (“CNCE”), the principal shareholder of NGAM, completed a transaction with Banque Fédérale des Banques Populaires (“BFBP”), which combined their asset management, investment banking, and financial services businesses to create Natixis, one of the largest financial services organizations in France. As a result of the transaction, each of CNCE and BFBP owns 34.5% of Natixis. The remaining 31% ownership is publicly owned, with shares listed on the Euronext exchange in Paris.

Summary of Significant Accounting Policies

The Partnership’s financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

Valuation of Securities

Investments in securities traded on a national securities exchange and the NASDAQ National Market are valued at the last reported sales price at the end of each month, if no sales occurred on such day, at the mean between the high bid and low asked price. Over-the-counter securities which are not traded on the NASDAQ National Market and listed securities for which no sale was reported on the date of valuation are stated at the last available bid quotation for securities owned and at the last available asked price for securities sold short. However, if the securities valued constitute a block, which is not reflective of such market price, then the general partner has the sale discretion to value such block. Bonds and other fixed income securities are valued by a pricing service or brokers, which determines valuations for normal institutional size trading units of such securities. Short-term money market instruments are carried at cost, which approximates market value. All other securities shall be valued by such method as deemed by the general partner to reflect their fair market value.

Reich and Tang Concentrated Portfolio, L.P.

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

1.	Organization and Summary of Significant Accounting Policies (Continued)

Income Taxes

Consistent with generally accepted accounting principles for partnerships, the financial statements do not include a provision for federal, state or local income taxes which may be payable (deductible) by the partners on income (loss) earned (incurred) by the Partnership.

Allocation of Results of Investment Operations

The Partnership Agreement provides for the allocation of income to all partners in proportion to their capital accounts at the beginning of each valuation period. The Partnership has at least one valuation period per month as provided in the Partnership Agreement.

Investment Transactions

Investment transactions are recorded on a trade-date basis. Interest and dividend income is accrued in arriving at book income. Realized gains and losses are recorded on the identified-cost basis.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the statement of assets, liabilities and partners’ capital.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates and assumptions.

2.	Management

The Partnership pays RTAM an investment advisory fee, in arrears, based upon the Partnership’s net assets at the end of each month, amounting to 1/12 of 1.0% of net assets on net assets up to $50 million and 1/12 of .75% on net assets above $50 million. The investment advisory fee is reduced by similar fees paid on cash balances invested by the Partnership in RTAM sponsored money market funds. The net RTAM investment advisory fee expense for the year ended December 31, 2007 was $164,791. At December 31, 2007, the Partnership owed $42,247 to RTAM.

The Partnership pays RTAM an administration fee for providing financial, accounting and administrative services calculated at an annualized rate of 3 basis points on assets under management with a minimum charge of $1,500 per month. Contractually, RTAM has agreed to waive 50% of this administration fee until assets in the Partnership exceed $20 million. The RTAM administration fee expense for the year ended December 31, 2007 was $9,000. At December 31, 2007, the Partnership owed $9,000 to RTAM.

Reich and Tang Concentrated Portfolio, L.P.

(A Delaware Limited Partnership)

Notes to Financial Statements (Continued)

December 31, 2007

3.	Contributions and Withdrawals of Capital

At the beginning of each valuation period, new partners may enter the Partnership and/or existing partners may increase their partnership interest, as provided in the Partnership Agreement. Also, as provided in the Partnership Agreement, partners may withdraw their interest at the end of any month.

4.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on best information available in the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied. Management is currently evaluating the application of FAS 157 to the Partnership and will provide additional information in relation to the FAS 157 in the Partnership’s annual financial statements for the period ending December 31, 2008.

5.	Financial Highlights

The following table presents financial highlights of the Partnership for the year ended December 31, 2007. An individual partner’s ratio may vary from the Partnership’s ratios.

Ratios to average partners’ capital:

Expenses	1.21%
Net investment loss	(0.11%)
Total net return - one year	2.91%